KBL Variable Account A

Financial Statements as of and for the Year Ended December 31, 2022

and Report of Independent Auditors

DELAWARE LIFE KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

Index

December 31, 2022

Page(s)
Report of Independent Auditors	1-3

Financial Statements

Statements of Assets and Liabilities	4-6

Statements of Operations	7-21

Statements of Changes in Net Assets	22-43

Notes to the Financial Statements	44-59

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Owners of Keyport Benefit Life (KBL) Variable Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the Appendix that comprise the Keyport Benefit Life (KBL) Variable Account A (the Sub-Accounts), as of December 31, 2022, the related statements of operations and changes in net assets for the periods indicated in the Appendix, and the related notes including the financial highlights in note 10 for each of the years or periods in the two-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2022, the results of their operations and changes in their net assets for the periods indicated in the Appendix, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years or periods ended on or prior to December 31, 2020 were audited by other independent registered public accountants whose report, dated April 28, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds; when replies were not received from the transfer agent, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of Delaware Life Insurance Company’s separate accounts since 2021.

Boston, Massachusetts

April 26, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

AB VPS Sustainable Global Thematic Portfolio (Class B) Sub-Account (A70) (1)(3)

AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9) (1)

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)

AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4) (2)

AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5) (2)

AB VPS Sustainable International Thematic Portfolio (Class B) Sub-Account (AM2) (1)(4)

Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)

Columbia Variable Portfolio – Government Money Market Fund Class 1 Sub-Account (C75) (1)

Columbia Variable Portfolio – Dividend Opportunity Fund Class 1 Sub-Account (C25) (1)

Columbia Variable Portfolio – Dividend Opportunity Fund Class 2 Sub-Account (C49) (1)

Columbia Variable Portfolio – Income Opportunities Fund Class 1 Sub-Account (C36) (1)

Columbia Variable Portfolio – Income Opportunities Fund Class 2 Sub-Account (C76) (1)

Columbia Variable Portfolio – Overseas Core Fund Class 1 Sub-Account (C37) (1)

Columbia Variable Portfolio – Overseas Core Fund Class 2 Sub-Account (C58) (1)

Columbia Variable Portfolio – Large Cap Growth Fund Class 1 Sub-Account (C59) (1)

Columbia Variable Portfolio – Large Cap Growth Fund Class 2 Sub-Account (C60) (1)

Columbia Variable Portfolio – Select Mid Cap Value Fund Class 1 Sub-Account (C66) (1)

Columbia Variable Portfolio – Large Cap Index Fund Class 2 Sub-Account (C68) (1)

Columbia Variable Portfolio – Small Cap Value Fund Class 1 Sub-Account (C39) (1)

Columbia Variable Portfolio – Small Cap Value Fund Class 2 Sub-Account (C71) (1)

Columbia Variable Portfolio – Small Company Growth Fund Class 1 Sub-Account (C72) (1)

Columbia Variable Portfolio – Strategic Income Fund Class 1 Sub-Account (151) (1)

Columbia Variable Portfolio – Strategic Income Fund Class 2 Sub-Account (C73) (1)

Columbia Variable Portfolio – U.S. Government Mortgage Fund Class 1 Sub-Account (C69) (1)

Columbia Variable Portfolio – U.S. Government Mortgage Fund Class 2 Sub-Account (C70) (1)

Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8) (1)

Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97) (1)

Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28) (1)

Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21) (1)

Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)

Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)

Invesco V.I. EQV International Growth Fund Series I Sub-Account (A21) (1)(5)

MFS VIT I Growth Series Service Class Sub-Account (M80) (1)

MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)

MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10) (1)

MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)

MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

Rydex VT NASDAQ-100 Fund Sub-Account (R03) (1)

Wanger International Sub-Account (W39) (1)

Wanger Select Fund Sub-Account (W41) (1)

Wanger Acorn Sub-Account (W42) (1)(6)

(1)

Statements of assets and liabilities as of December 31, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

(2)	Statements of operations and changes in net assets for the period January 1, 2022 to March 3, 2022 and statements of changes in net assets for the year ended December 31, 2021.
(3)	Formerly, AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)
(4)	Formerly, AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)

2

(5)	Formerly, Invesco V.I. International Growth Fund I Sub-Account (A21)
(6)	Formerly, Wanger USA Sub-Account (W42)

3

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

		Assets					Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Dividend Receivable	Total assets	Payable to Sponsor	Net Assets
AB VPS Sustainable Global Thematic Portfolio Class B Sub-Account (A70) ¹	6,596	$207,827	$188,567	$—	$—	$188,567	$7	$188,560
AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9)	4,014	117,081	116,417	—	—	116,417	4	116,413
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	20,449	552,919	579,939	5	—	579,944	22	579,922
AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4) ²	—	—	—	—	—	—	—	—
AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5) ²	—	—	—	—	—	—	—	—
AB VPS Sustainable International Thematic Portfolio (Class B) Sub-Account (AM2) ¹	4,573	89,515	73,262	—	—	73,262	3	73,259
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	20,415	495,504	289,682	—	—	289,682	11	289,671
Columbia Variable Portfolio - Government Money Market Fund Class 1 Sub-Account (C75)	2,924,213	2,924,213	2,924,213	—	294	2,924,507	1,647	2,922,860
Columbia Variable Portfolio - Dividend Opportunity Fund Class 1 Sub-Account (C25)	27,876	563,553	1,040,886	1,367	—	1,042,253	40	1,042,213
Columbia Variable Portfolio - Dividend Opportunity Fund Class 2 Sub-Account (C49)	15,767	341,777	569,970	—	—	569,970	34,332	535,638
Columbia Variable Portfolio - Income Opportunities Fund Class 1 Sub-Account (C36)	5,129	37,454	30,773	—	—	30,773	1	30,772
Columbia Variable Portfolio - Income Opportunities Fund Class 2 Sub-Account (C76)	43,772	311,890	260,446	—	—	260,446	16	260,430
Columbia Variable Portfolio - Overseas Core Fund Class 1 Sub-Account (C37)	14,876	191,481	175,085	21	—	175,106	7	175,099
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58)	2,408	31,609	28,083	—	—	28,083	1	28,082
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59)	27,970	281,458	728,333	—	—	728,333	418	727,915
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)	17,177	252,338	433,365	26	—	433,391	16	433,375
Columbia Variable Portfolio - Select Mid Cap Value Fund Class 1 Sub-Account (C66)	10,879	223,920	363,369	—	—	363,369	28,400	334,969
Columbia Variable Portfolio - Large Cap Index Fund Class 2 Sub-Account (C68)	27,032	347,906	842,032	536	—	842,568	32	842,536
Columbia Variable Portfolio - Small Cap Value Fund Class 1 Sub-Account (C39)	11,693	170,932	134,468	—	—	134,468	5	134,463
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71)	24,998	302,924	283,729	—	—	283,729	32,441	251,288
Columbia Variable Portfolio - Small Company Growth Fund Class 1 Sub-Account (C72)	9,001	131,249	82,806	—	—	82,806	3	82,803
Columbia Variable Portfolio - Strategic Income Fund Class 1 Sub-Account (151)	83,014	343,080	290,550	18	—	290,568	11	290,557
Columbia Variable Portfolio - Strategic Income Fund Class 2 Sub-Account (C73)	102,009	413,098	352,951	—	—	352,951	262	352,689
Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 1 Sub-Account (C69)	17,497	180,159	152,048	17	—	152,065	6	152,059
Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 2 Sub-Account (C70)	76,572	805,894	663,878	—	—	663,878	2,533	661,345
Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8)	1,793	20,334	23,505	—	—	23,505	1	23,504
Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97)	34,064	722,372	773,588	—	—	773,588	1,497	772,091
Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28)	8,664	375,013	345,774	—	—	345,774	13	345,761
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	3,513	31,055	26,209	—	—	26,209	1	26,208
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	7,168	445,536	307,057	—	—	307,057	1,069	305,988
Invesco V.I. Core Equity Fund I Sub-Account (A39)	11,057	345,004	271,453	—	—	271,453	1,097	270,356
Invesco V.I. EQV International Equity Fund Series I Sub-Account (A21) ¹	10,946	393,154	316,764	550	—	317,314	12	317,302
MFS VIT I Growth Series Service Class Sub-Account (M80)	15,350	748,920	686,738	—	—	686,738	1,163	685,575
MFS VIT I Growth Series Initial Class Sub-Account (M31)	29,996	1,561,039	1,440,419	929	—	1,441,348	55	1,441,293
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	23,388	453,432	441,103	—	—	441,103	17	441,086
MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10)	11,010	323,785	348,699	26	—	348,725	13	348,712
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	30,012	433,930	265,310	—	—	265,310	10	265,300
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	413	5,482	4,652	—	—	4,652	—	4,652
MFS VIT I Research Series Initial Class Sub-Account (M33)	11,416	340,108	316,669	—	—	316,669	12	316,657
Rydex VT NASDAQ-100 Fund Sub-Account (R03)	5,591	233,545	258,740	—	—	258,740	10	258,730
Wanger International Sub-Account (W39)	13,462	299,415	235,314	—	—	235,314	9	235,305
Wanger Select Fund Sub-Account (W41)	65,308	625,603	405,563	—	—	405,563	23,697	381,866
Wanger Acorn Sub-Account (W42) ¹	68,934	1,111,252	754,828	6	—	754,834	29	754,805

[1]	This Sub-Account had a name change in 2022. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.
[2]	This Sub-Account was closed in 2022 due to merger. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2022

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
A70	11,739	$188,560	$—	$188,560
AG9	2,646	116,413	—	116,413
A71	17,447	557,540	22,382	579,922
AL4	—	—	—	—
AC5	—	—	—	—
AM2	4,244	73,259	—	73,259
A51	8,916	289,671	—	289,671
C75	317,022	2,840,944	81,916	2,922,860
C25	47,182	1,033,845	8,368	1,042,213
C49	26,542	502,992	32,646	535,638
C36	2,553	30,772	—	30,772
C76	22,086	257,977	2,453	260,430
C37	14,477	174,689	410	175,099
C58	2,391	28,082	—	28,082
C59	24,755	695,145	32,770	727,915
C60	15,164	415,782	17,593	433,375
C66	15,359	330,247	4,722	334,969
C68	29,794	840,788	1,748	842,536
C39	2,649	134,463	—	134,463
C71	5,796	251,288	—	251,288
C72	752	82,803	—	82,803
151	8,899	289,444	1,113	290,557
C73	11,377	340,594	12,095	352,689
C69	16,031	151,729	330	152,059
C70	71,997	631,841	29,504	661,345
FD8	617	23,504	—	23,504
F97	25,885	743,667	28,424	772,091
F28	11,176	345,761	—	345,761
T21	1,357	26,208	—	26,208
V15	12,135	276,405	29,583	305,988
A39	11,663	239,927	30,429	270,356
A21	14,352	316,752	550	317,302
M80	12,538	653,746	31,829	685,575

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2022

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
M31	24,976	$1,437,810	$3,483	$1,441,293
MB3	21,218	441,086	—	441,086
M10	13,148	330,813	17,899	348,712
M42	9,732	265,300	—	265,300
M06	244	4,652	—	4,652
M33	6,595	316,657	—	316,657
R03	15,888	258,730	—	258,730
W39	8,988	235,305	—	235,305
W41	11,249	363,192	18,674	381,866
W42	18,121	727,962	26,843	754,805

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	A70 Sub-Account	AG9 Sub-Account	A71 Sub-Account
Income:
Dividend income	$—	$1,636	$6,591
Expenses:
Mortality and expense risk charges	(2,580)	(1,438)	(7,427)
Distribution and administrative expense charges	(310)	(173)	(885)

Net investment income (loss)	(2,890)	25	(1,721)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,845	89	(6,866)
Realized gain distributions	21,873	18,618	97,662

Net realized gains (losses)	23,718	18,707	90,796

Net change in unrealized appreciation (depreciation)	(98,794)	(25,527)	(126,474)

Net realized and change in unrealized gains (losses)	(75,076)	(6,820)	(35,678)

Net increase (decrease) in net assets from operations	$(77,966)	$(6,795)	$(37,399)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	AL4 Sub-Account	AC5 Sub-Account	AM2 Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	(286)	(175)	(982)
Distribution and administrative expense charges	(35)	(21)	(118)

Net investment income (loss)	(321)	(196)	(1,100)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(12,904)	(5,021)	265
Realized gain distributions	—	—	13,072

Net realized gains (losses)	(12,904)	(5,021)	13,337

Net change in unrealized appreciation (depreciation)	7,254	1,495	(41,933)

Net realized and change in unrealized gains (losses)	(5,650)	(3,526)	(28,596)

Net increase (decrease) in net assets from operations	$(5,971)	$(3,722)	$(29,696)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	A51 Sub-Account	C75 Sub-Account	C25 Sub-Account
Income:
Dividend income	$—	$35,101	$—
Expenses:
Mortality and expense risk charges	(4,274)	(37,223)	(13,116)
Distribution and administrative expense charges	(513)	(4,408)	(1,570)

Net investment income (loss)	(4,787)	(6,530)	(14,686)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(26,286)	—	50,490
Realized gain distributions	53,386	—	—

Net realized gains (losses)	27,100	—	50,490

Net change in unrealized appreciation (depreciation)	(209,615)	—	(63,240)

Net realized and change in unrealized gains (losses)	(182,515)	—	(12,750)

Net increase (decrease) in net assets from operations	$(187,302)	$(6,530)	$(27,436)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	C49 Sub-Account	C36 Sub-Account	C76 Sub-Account
Income:
Dividend income	$—	$1,705	$15,488
Expenses:
Mortality and expense risk charges	(7,345)	(393)	(3,631)
Distribution and administrative expense charges	(811)	(47)	(419)

Net investment income (loss)	(8,156)	1,265	11,438

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	94,906	(133)	(6,789)
Realized gain distributions	—	1,140	10,899

Net realized gains (losses)	94,906	1,007	4,110

Net change in unrealized appreciation (depreciation)	(103,563)	(6,175)	(53,368)

Net realized and change in unrealized gains (losses)	(8,657)	(5,168)	(49,258)

Net increase (decrease) in net assets from operations	$(16,813)	$(3,903)	$(37,820)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	C37 Sub-Account	C58 Sub-Account	C59 Sub-Account
Income:
Dividend income	$1,571	$223	$—
Expenses:
Mortality and expense risk charges	(2,284)	(366)	(10,459)
Distribution and administrative expense charges	(273)	(44)	(1,196)

Net investment income (loss)	(986)	(187)	(11,655)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	435	(165)	18,680
Realized gain distributions	13,324	2,201	—

Net realized gains (losses)	13,759	2,036	18,680

Net change in unrealized appreciation (depreciation)	(46,977)	(7,376)	(359,101)

Net realized and change in unrealized gains (losses)	(33,218)	(5,340)	(340,421)

Net increase (decrease) in net assets from operations	$(34,204)	$(5,527)	$(352,076)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	C60 Sub-Account	C66 Sub-Account	C68 Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	(6,386)	(4,765)	(11,756)
Distribution and administrative expense charges	(739)	(553)	(1,409)

Net investment income (loss)	(7,125)	(5,318)	(13,165)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	56,337	81,653	89,495
Realized gain distributions	—	—	—

Net realized gains (losses)	56,337	81,653	89,495

Net change in unrealized appreciation (depreciation)	(271,886)	(121,382)	(299,140)

Net realized and change in unrealized gains (losses)	(215,549)	(39,729)	(209,645)

Net increase (decrease) in net assets from operations	$(222,674)	$(45,047)	$(222,810)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	C39 Sub-Account	C71 Sub-Account	C72 Sub-Account
Income:
Dividend income	$1,053	$1,462	$—
Expenses:
Mortality and expense risk charges	(1,744)	(3,684)	(1,155)
Distribution and administrative expense charges	(210)	(432)	(139)

Net investment income (loss)	(901)	(2,654)	(1,294)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3,328)	(38,146)	(247)
Realized gain distributions	53,798	114,792	36,743

Net realized gains (losses)	50,470	76,646	36,496

Net change in unrealized appreciation (depreciation)	(65,154)	(105,731)	(83,400)

Net realized and change in unrealized gains (losses)	(14,684)	(29,085)	(46,904)

Net increase (decrease) in net assets from operations	$(15,585)	$(31,739)	$(48,198)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	151 Sub-Account	C73 Sub-Account	C69 Sub-Account
Income:
Dividend income	$9,283	$10,600	$3,607
Expenses:
Mortality and expense risk charges	(3,965)	(4,829)	(2,105)
Distribution and administrative expense charges	(475)	(547)	(253)

Net investment income (loss)	4,843	5,224	1,249

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(8,836)	(3,567)	(2,094)
Realized gain distributions	12,932	16,289	—

Net realized gains (losses)	4,096	12,722	(2,094)

Net change in unrealized appreciation (depreciation)	(53,966)	(73,191)	(28,375)

Net realized and change in unrealized gains (losses)	(49,870)	(60,469)	(30,469)

Net increase (decrease) in net assets from operations	$(45,027)	$(55,245)	$(29,220)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	C70 Sub-Account	FD8 Sub-Account	F97 Sub-Account
Income:
Dividend income	$13,692	$27	$13,679
Expenses:
Mortality and expense risk charges	(9,209)	(316)	(10,118)
Distribution and administrative expense charges	(1,049)	(38)	(1,164)

Net investment income (loss)	3,434	(327)	2,397

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(11,692)	614	18,881
Realized gain distributions	—	3,366	27,426

Net realized gains (losses)	(11,692)	3,980	46,307

Net change in unrealized appreciation (depreciation)	(121,232)	(10,402)	(108,209)

Net realized and change in unrealized gains (losses)	(132,924)	(6,422)	(61,902)

Net increase (decrease) in net assets from operations	$(129,490)	$(6,749)	$(59,505)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	F28 Sub-Account	T21 Sub-Account	V15 Sub-Account
Income:
Dividend income	$—	$789	$—
Expenses:
Mortality and expense risk charges	(5,058)	(370)	(4,535)
Distribution and administrative expense charges	(608)	(44)	(488)

Net investment income (loss)	(5,666)	375	(5,023)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,223	(224)	16,812
Realized gain distributions	80,189	2,279	94,323

Net realized gains (losses)	89,412	2,055	111,135

Net change in unrealized appreciation (depreciation)	(303,963)	(11,230)	(257,182)

Net realized and change in unrealized gains (losses)	(214,551)	(9,175)	(146,047)

Net increase (decrease) in net assets from operations	$(220,217)	$(8,800)	$(151,070)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	A39 Sub-Account	A21 Sub-Account	M80 Sub-Account
Income:
Dividend income	$2,761	$5,845	$—
Expenses:
Mortality and expense risk charges	(3,849)	(4,193)	(9,901)
Distribution and administrative expense charges	(407)	(504)	(1,129)

Net investment income (loss)	(1,495)	1,148	(11,030)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(5,746)	(396)	15,506
Realized gain distributions	46,914	37,285	97,663

Net realized gains (losses)	41,168	36,889	113,169

Net change in unrealized appreciation (depreciation)	(120,537)	(116,961)	(445,130)

Net realized and change in unrealized gains (losses)	(79,369)	(80,072)	(331,961)

Net increase (decrease) in net assets from operations	$(80,864)	$(78,924)	$(342,991)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	M31 Sub-Account	MB3 Sub-Account	M10 Sub-Account
Income:
Dividend income	$—	$—	$1,437
Expenses:
Mortality and expense risk charges	(20,677)	(5,941)	(4,635)
Distribution and administrative expense charges	(2,482)	(714)	(527)

Net investment income (loss)	(23,159)	(6,655)	(3,725)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	100,353	3,628	7,319
Realized gain distributions	189,827	66,040	48,778

Net realized gains (losses)	290,180	69,668	56,097

Net change in unrealized appreciation (depreciation)	(985,299)	(181,001)	(130,343)

Net realized and change in unrealized gains (losses)	(695,119)	(111,333)	(74,246)

Net increase (decrease) in net assets from operations	$(718,278)	$(117,988)	$(77,971)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	M42 Sub-Account	M06 Sub-Account	M33 Sub-Account
Income:
Dividend income	$—	$136	$1,651
Expenses:
Mortality and expense risk charges	(3,758)	(61)	(4,228)
Distribution and administrative expense charges	(452)	(7)	(508)

Net investment income (loss)	(4,210)	68	(3,085)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(10,529)	(7)	2,709
Realized gain distributions	107,706	57	43,083

Net realized gains (losses)	97,177	50	45,792

Net change in unrealized appreciation (depreciation)	(219,824)	(947)	(116,249)

Net realized and change in unrealized gains (losses)	(122,647)	(897)	(70,457)

Net increase (decrease) in net assets from operations	$(126,857)	$(829)	$(73,542)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	R03 Sub-Account	W39 Sub-Account	W41 Sub-Account
Income:
Dividend income	$—	$2,536	$—
Expenses:
Mortality and expense risk charges	(3,808)	(3,385)	(5,776)
Distribution and administrative expense charges	(458)	(407)	(656)

Net investment income (loss)	(4,266)	(1,256)	(6,432)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,583	(20,696)	(196,688)
Realized gain distributions	10,628	50,165	229,449

Net realized gains (losses)	14,211	29,469	32,761

Net change in unrealized appreciation (depreciation)	(149,633)	(162,343)	(260,514)

Net realized and change in unrealized gains (losses)	(135,422)	(132,874)	(227,753)

Net increase (decrease) in net assets from operations	$(139,688)	$(134,130)	$(234,185)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

W42 Sub-Account
Income:
Dividend income	$—
Expenses:
Mortality and expense risk charges	(10,684)
Distribution and administrative expense charges	(1,275)

Net investment income (loss)	(11,959)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(164,757)
Realized gain distributions	301,929

Net realized gains (losses)	137,172

Net change in unrealized appreciation (depreciation)	(529,121)

Net realized and change in unrealized gains (losses)	(391,949)

Net increase (decrease) in net assets from operations	$(403,908)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	A70 Sub-Account		AG9 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(2,890)	$(3,652)	$25	$(647)
Net realized gains (losses)	23,718	37,432	18,707	378
Net change in unrealized appreciation (depreciation)	(98,794)	15,919	(25,527)	26,244

Increase (decrease) from operations	(77,966)	49,699	(6,795)	25,975

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,545	1,717	—	22
Transfers between Sub-Accounts (including the Fixed Account), net	549	(709)	—	(22)
Withdrawals, surrenders, annuitizations and contract charges	(18,330)	(14,211)	—	(1,471)

Increase (decrease) from contract owner transactions	(14,236)	(13,203)	—	(1,471)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Total increase (decrease) in net assets	(92,202)	36,496	(6,795)	24,504
Net assets at beginning of year	280,762	244,266	123,208	98,704

Net assets at end of year	$188,560	$280,762	$116,413	$123,208

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	A71 Sub-Account		AL4 Sub-Account[3]
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(1,721)	$(4,839)	$(321)	$245
Net realized gains (losses)	90,796	13,802	(12,904)	3,494
Net change in unrealized appreciation (depreciation)	(126,474)	136,639	7,254	(7,861)

Increase (decrease) from operations	(37,399)	145,602	(5,971)	(4,122)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	51,251	41,027	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(11,830)	(9,813)	(133,080)	1,614
Withdrawals, surrenders, annuitizations and contract charges	(97,010)	(105,649)	(1,174)	(6,986)

Increase (decrease) from contract owner transactions	(57,589)	(74,435)	(134,254)	(5,372)

Annuitization Activity:
Annuitizations	24,873	—	—	—
Annuity payments and contract charges	(2,819)	—	70	(176)
Transfers between Sub-Accounts, net	—	—	—	(67)
Adjustments to annuity reserves	5	—	733	3

Net annuitization activity	22,059	—	803	(240)

Total increase (decrease) in net assets	(72,929)	71,167	(139,422)	(9,734)
Net assets at beginning of year	652,851	581,684	139,422	149,156

Net assets at end of year	$579,922	$652,851	$—	$139,422

[3]	The current year activities for this Sub-Account are for the period from January 1, 2022 to March 3, 2022. Refer to Note 1 for more information on closed Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	AC5 Sub-Account[3]		AM2 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(196)	$(71)	$(1,100)	$(1,463)
Net realized gains (losses)	(5,021)	2,300	13,337	19,501
Net change in unrealized appreciation (depreciation)	1,495	(4,873)	(41,933)	(11,603)

Increase (decrease) from operations	(3,722)	(2,644)	(29,696)	6,435

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(81,473)	(1)	—	(2)
Withdrawals, surrenders, annuitizations and contract charges	—	(15)	(147)	(22,100)

Increase (decrease) from contract owner transactions	(81,473)	(16)	(147)	(22,102)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(1,006)	—	—
Transfers between Sub-Accounts, net	—	—	(385)	(400)
Adjustments to annuity reserves	—	1,019	—	—

Net annuitization activity	—	13	(385)	(400)

Total increase (decrease) in net assets	(85,195)	(2,647)	(30,228)	(16,067)
Net assets at beginning of year	85,195	87,842	103,487	119,554

Net assets at end of year	$—	$85,195	$73,259	$103,487

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	A51 Sub-Account		C75 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(4,787)	$(7,768)	$(6,530)	$(43,687)
Net realized gains (losses)	27,100	163,077	—	—
Net change in unrealized appreciation (depreciation)	(209,615)	(194,002)	—	—

Increase (decrease) from operations	(187,302)	(38,693)	(6,530)	(43,687)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	7,149	1,400	113,787	46,678
Transfers between Sub-Accounts (including the Fixed Account), net	1,386	1,324	184,844	106,553
Withdrawals, surrenders, annuitizations and contract charges	(20,929)	(31,158)	(399,368)	(553,059)

Increase (decrease) from contract owner transactions	(12,394)	(28,434)	(100,737)	(399,828)

Annuitization Activity:
Annuitizations	—	(1,799)	62,376	(439)
Annuity payments and contract charges	—	465	(13,595)	(10,937)
Transfers between Sub-Accounts, net	—	—	(232)	(687)
Adjustments to annuity reserves	—	148	3,228	(3,129)

Net annuitization activity	—	(1,186)	51,777	(15,192)

Total increase (decrease) in net assets	(199,696)	(68,313)	(55,490)	(458,707)
Net assets at beginning of year	489,367	557,680	2,978,350	3,437,057

Net assets at end of year	$289,671	$489,367	$2,922,860	$2,978,350

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C25 Sub-Account		C49 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(14,686)	$(15,018)	$(8,156)	$(8,336)
Net realized gains (losses)	50,490	61,661	94,906	83,041
Net change in unrealized appreciation (depreciation)	(63,240)	186,615	(103,563)	54,933

Increase (decrease) from operations	(27,436)	233,258	(16,813)	129,638

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	9,218	79,302	57,191
Transfers between Sub-Accounts (including the Fixed Account), net	(4,129)	(5,504)	(11,428)	(4,952)
Withdrawals, surrenders, annuitizations and contract charges	(63,045)	(78,257)	(131,399)	(106,495)

Increase (decrease) from contract owner transactions	(67,174)	(74,543)	(63,525)	(54,256)

Annuitization Activity:
Annuitizations	6,295	—	38,399	—
Annuity payments and contract charges	(1,153)	(14,765)	(7,108)	(16,495)
Transfers between Sub-Accounts, net	(150)	(1,202)	(8,491)	(8,964)
Adjustments to annuity reserves	(41)	651	(34,308)	(2)

Net annuitization activity	4,951	(15,316)	(11,508)	(25,461)

Total increase (decrease) in net assets	(89,659)	143,399	(91,846)	49,921
Net assets at beginning of year	1,131,872	988,473	627,484	577,563

Net assets at end of year	$1,042,213	$1,131,872	$535,638	$627,484

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C36 Sub-Account		C76 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$1,265	$2,627	$11,438	$25,300
Net realized gains (losses)	1,007	(82)	4,110	(2,061)
Net change in unrealized appreciation (depreciation)	(6,175)	(1,513)	(53,368)	(14,134)

Increase (decrease) from operations	(3,903)	1,032	(37,820)	9,105

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	10,447
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(22,370)	3,666
Withdrawals, surrenders, annuitizations and contract charges	(12)	(514)	(3,855)	(14,234)

Increase (decrease) from contract owner transactions	(12)	(514)	(26,225)	(121)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(12,969)	(14,981)
Transfers between Sub-Accounts, net	—	—	(1,325)	(1,562)
Adjustments to annuity reserves	—	—	14	3

Net annuitization activity	—	—	(14,280)	(16,540)

Total increase (decrease) in net assets	(3,915)	518	(78,325)	(7,556)
Net assets at beginning of year	34,687	34,169	338,755	346,311

Net assets at end of year	$30,772	$34,687	$260,430	$338,755

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C37 Sub-Account		C58 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(986)	$(313)	$(187)	$(103)
Net realized gains (losses)	13,759	8,794	2,036	890
Net change in unrealized appreciation (depreciation)	(46,977)	10,937	(7,376)	1,833

Increase (decrease) from operations	(34,204)	19,418	(5,527)	2,620

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	910	(291)	(219)	200
Withdrawals, surrenders, annuitizations and contract charges	(18,012)	(27,052)	(792)	230

Increase (decrease) from contract owner transactions	(17,102)	(27,343)	(1,011)	430

Annuitization Activity:
Annuitizations	—	—	—	(467)
Annuity payments and contract charges	—	—	—	106
Transfers between Sub-Accounts, net	(211)	(276)	—	—
Adjustments to annuity reserves	(4)	13	—	28

Net annuitization activity	(215)	(263)	—	(333)

Total increase (decrease) in net assets	(51,521)	(8,188)	(6,538)	2,717
Net assets at beginning of year	226,620	234,808	34,620	31,903

Net assets at end of year	$175,099	$226,620	$28,082	$34,620

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C59 Sub-Account		C60 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(11,655)	$(14,454)	$(7,125)	$(8,822)
Net realized gains (losses)	18,680	93,798	56,337	48,281
Net change in unrealized appreciation (depreciation)	(359,101)	170,889	(271,886)	109,004

Increase (decrease) from operations	(352,076)	250,233	(222,674)	148,463

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	8,270	—	36,470
Transfers between Sub-Accounts (including the Fixed Account), net	5,470	(5,809)	6,748	(3,211)
Withdrawals, surrenders, annuitizations and contract charges	(14,408)	(77,312)	(42,257)	(46,997)

Increase (decrease) from contract owner transactions	(8,938)	(74,851)	(35,509)	(13,738)

Annuitization Activity:
Annuitizations	—	(1,418)	—	—
Annuity payments and contract charges	(5,596)	(37,990)	(2,494)	(3,047)
Transfers between Sub-Accounts, net	—	(775)	—	—
Adjustments to annuity reserves	792	408	(10)	—

Net annuitization activity	(4,804)	(39,775)	(2,504)	(3,047)

Total increase (decrease) in net assets	(365,818)	135,607	(260,687)	131,678
Net assets at beginning of year	1,093,733	958,126	694,062	562,384

Net assets at end of year	$727,915	$1,093,733	$433,375	$694,062

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C66 Sub-Account		C68 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(5,318)	$(5,756)	$(13,165)	$(14,978)
Net realized gains (losses)	81,653	63,631	89,495	115,327
Net change in unrealized appreciation (depreciation)	(121,382)	51,792	(299,140)	150,981

Increase (decrease) from operations	(45,047)	109,667	(222,810)	251,330

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	68,431	9,549	—	26,659
Transfers between Sub-Accounts (including the Fixed Account), net	(7,775)	(12,007)	(20,540)	(30,468)
Withdrawals, surrenders, annuitizations and contract charges	(113,496)	(81,884)	(60,505)	(89,791)

Increase (decrease) from contract owner transactions	(52,840)	(84,342)	(81,045)	(93,600)

Annuitization Activity:
Annuitizations	33,170	—	—	—
Annuity payments and contract charges	(3,666)	—	(3,272)	(25,671)
Transfers between Sub-Accounts, net	(2,888)	(3,127)	—	—
Adjustments to annuity reserves	(28,372)	(3)	(130)	146

Net annuitization activity	(1,756)	(3,130)	(3,402)	(25,525)

Total increase (decrease) in net assets	(99,643)	22,195	(307,257)	132,205
Net assets at beginning of year	434,612	412,417	1,149,793	1,017,588

Net assets at end of year	$334,969	$434,612	$842,536	$1,149,793

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C39 Sub-Account		C71 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(901)	$(1,129)	$(2,654)	$(2,834)
Net realized gains (losses)	50,470	9,827	76,646	8,800
Net change in unrealized appreciation (depreciation)	(65,154)	27,282	(105,731)	65,801

Increase (decrease) from operations	(15,585)	35,980	(31,739)	71,767

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	8,946	79,484	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	3	(5,239)	(4,027)
Withdrawals, surrenders, annuitizations and contract charges	(4,606)	(23,125)	(118,354)	(7,708)

Increase (decrease) from contract owner transactions	(4,606)	(14,176)	(44,109)	(11,735)

Annuitization Activity:
Annuitizations	—	—	36,983	—
Annuity payments and contract charges	—	—	(4,116)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	(134)	(32,430)	—

Net annuitization activity	—	(134)	437	—

Total increase (decrease) in net assets	(20,191)	21,670	(75,411)	60,032
Net assets at beginning of year	154,654	132,984	326,699	266,667

Net assets at end of year	$134,463	$154,654	$251,288	$326,699

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C72 Sub-Account		151 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(1,294)	$(2,005)	$4,843	$15,491
Net realized gains (losses)	36,496	24,820	4,096	(1,255)
Net change in unrealized appreciation (depreciation)	(83,400)	(28,602)	(53,966)	(11,406)

Increase (decrease) from operations	(48,198)	(5,787)	(45,027)	2,830

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	350	(738)	2,954
Withdrawals, surrenders, annuitizations and contract charges	(940)	(1,206)	(39,345)	(20,064)

Increase (decrease) from contract owner transactions	(940)	(856)	(40,083)	(17,110)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(30)	(991)
Transfers between Sub-Accounts, net	—	—	(208)	(754)
Adjustments to annuity reserves	—	—	3	875

Net annuitization activity	—	—	(235)	(870)

Total increase (decrease) in net assets	(49,138)	(6,643)	(85,345)	(15,150)
Net assets at beginning of year	131,941	138,584	375,902	391,052

Net assets at end of year	$82,803	$131,941	$290,557	$375,902

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C73 Sub-Account		C69 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$5,224	$18,167	$1,249	$1,579
Net realized gains (losses)	12,722	4,815	(2,094)	4,318
Net change in unrealized appreciation (depreciation)	(73,191)	(21,585)	(28,375)	(11,293)

Increase (decrease) from operations	(55,245)	1,397	(29,220)	(5,396)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	12,584	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(928)	10,672	510	2,331
Withdrawals, surrenders, annuitizations and contract charges	(21,140)	(79,923)	(46,386)	(9,457)

Increase (decrease) from contract owner transactions	(22,068)	(56,667)	(45,876)	(7,126)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(15,309)	(8,165)	—	(4,251)
Transfers between Sub-Accounts, net	(2,447)	(2,644)	(188)	(225)
Adjustments to annuity reserves	224	173	(3)	4,271

Net annuitization activity	(17,532)	(10,636)	(191)	(205)

Total increase (decrease) in net assets	(94,845)	(65,906)	(75,287)	(12,727)
Net assets at beginning of year	447,534	513,440	227,346	240,073

Net assets at end of year	$352,689	$447,534	$152,059	$227,346

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C70 Sub-Account		FD8 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$3,434	$3,405	$(327)	$(361)
Net realized gains (losses)	(11,692)	27,256	3,980	3,298
Net change in unrealized appreciation (depreciation)	(121,232)	(52,626)	(10,402)	2,796

Increase (decrease) from operations	(129,490)	(21,965)	(6,749)	5,733

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	135,751	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(3,039)	40,574	—	—
Withdrawals, surrenders, annuitizations and contract charges	(57,118)	(256,910)	(710)	(616)

Increase (decrease) from contract owner transactions	(60,157)	(80,585)	(710)	(616)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(9,132)	(13,627)	—	—
Transfers between Sub-Accounts, net	(4,301)	(4,412)	—	—
Adjustments to annuity reserves	468	170	—	—

Net annuitization activity	(12,965)	(17,869)	—	—

Total increase (decrease) in net assets	(202,612)	(120,419)	(7,459)	5,117
Net assets at beginning of year	863,957	984,376	30,963	25,846

Net assets at end of year	$661,345	$863,957	$23,504	$30,963

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	F97 Sub-Account		F28 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$2,397	$2,229	$(5,666)	$(7,858)
Net realized gains (losses)	46,307	133,389	89,412	94,019
Net change in unrealized appreciation (depreciation)	(108,209)	49,946	(303,963)	(32,502)

Increase (decrease) from operations	(59,505)	185,564	(220,217)	53,659

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	63,141	—	15,900
Transfers between Sub-Accounts (including the Fixed Account), net	(30,132)	(19,190)	21,966	(272)
Withdrawals, surrenders, annuitizations and contract charges	(44,112)	(282,559)	(18,049)	(42,691)

Increase (decrease) from contract owner transactions	(74,244)	(238,608)	3,917	(27,063)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(3,716)	(4,918)	—	—
Transfers between Sub-Accounts, net	(2,976)	(3,387)	—	—
Adjustments to annuity reserves	(1,093)	8	—	—

Net annuitization activity	(7,785)	(8,297)	—	—

Total increase (decrease) in net assets	(141,534)	(61,341)	(216,300)	26,596
Net assets at beginning of year	913,625	974,966	562,061	535,465

Net assets at end of year	$772,091	$913,625	$345,761	$562,061

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	T21 Sub-Account		V15 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$375	$(230)	$(5,023)	$(6,973)
Net realized gains (losses)	2,055	6,493	111,135	146,137
Net change in unrealized appreciation (depreciation)	(11,230)	(9,566)	(257,182)	(84,733)

Increase (decrease) from operations	(8,800)	(3,303)	(151,070)	54,431

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	7,005	6,474	2,468
Transfers between Sub-Accounts (including the Fixed Account), net	—	24	5,273	1,611
Withdrawals, surrenders, annuitizations and contract charges	(2,397)	(16,809)	(44,874)	(133,630)

Increase (decrease) from contract owner transactions	(2,397)	(9,780)	(33,127)	(129,551)

Annuitization Activity:
Annuitizations	—	—	—	(2,655)
Annuity payments and contract charges	—	—	(5,001)	(6,643)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	911	318

Net annuitization activity	—	—	(4,090)	(8,980)

Total increase (decrease) in net assets	(11,197)	(13,083)	(188,287)	(84,100)
Net assets at beginning of year	37,405	50,488	494,275	578,375

Net assets at end of year	$26,208	$37,405	$305,988	$494,275

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	A39 Sub-Account		A21 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(1,495)	$(2,814)	$1,148	$(518)
Net realized gains (losses)	41,168	13,027	36,889	59,426
Net change in unrealized appreciation (depreciation)	(120,537)	76,029	(116,961)	(40,409)

Increase (decrease) from operations	(80,864)	86,242	(78,924)	18,499

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,129	19,754	—	21,365
Transfers between Sub-Accounts (including the Fixed Account), net	2,776	(6,908)	1,958	5,358
Withdrawals, surrenders, annuitizations and contract charges	(31,763)	(80,344)	(14,001)	(62,637)

Increase (decrease) from contract owner transactions	(22,858)	(67,498)	(12,043)	(35,914)

Annuitization Activity:
Annuitizations	—	(1,263)	—	—
Annuity payments and contract charges	(4,885)	(5,756)	(994)	(1,233)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	668	(48)	(271)	27

Net annuitization activity	(4,217)	(7,067)	(1,265)	(1,206)

Total increase (decrease) in net assets	(107,939)	11,677	(92,232)	(18,621)
Net assets at beginning of year	378,295	366,618	409,534	428,155

Net assets at end of year	$270,356	$378,295	$317,302	$409,534

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	M80 Sub-Account		M31 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(11,030)	$(13,611)	$(23,159)	$(30,837)
Net realized gains (losses)	113,169	184,015	290,180	476,957
Net change in unrealized appreciation (depreciation)	(445,130)	22,407	(985,299)	(5,548)

Increase (decrease) from operations	(342,991)	192,811	(718,278)	440,572

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	2,243	9,276	13,531
Transfers between Sub-Accounts (including the Fixed Account), net	12,779	(5,246)	5,802	(3,278)
Withdrawals, surrenders, annuitizations and contract charges	(28,882)	(39,756)	(154,257)	(217,874)

Increase (decrease) from contract owner transactions	(16,103)	(42,759)	(139,179)	(207,621)

Annuitization Activity:
Annuitizations	—	(3,097)	—	(3,742)
Annuity payments and contract charges	(5,360)	(6,869)	(352)	(22,712)
Transfers between Sub-Accounts, net	—	—	—	(1,626)
Adjustments to annuity reserves	1,002	137	(265)	1,042

Net annuitization activity	(4,358)	(9,829)	(617)	(27,038)

Total increase (decrease) in net assets	(363,452)	140,223	(858,074)	205,913
Net assets at beginning of year	1,049,027	908,804	2,299,367	2,093,454

Net assets at end of year	$685,575	$1,049,027	$1,441,293	$2,299,367

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MB3 Sub-Account		M10 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(6,655)	$(7,381)	$(3,725)	$(4,009)
Net realized gains (losses)	69,668	88,649	56,097	28,874
Net change in unrealized appreciation (depreciation)	(181,001)	35,433	(130,343)	65,498

Increase (decrease) from operations	(117,988)	116,701	(77,971)	90,363

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	5,785	—	9,386
Transfers between Sub-Accounts (including the Fixed Account), net	141	(6,073)	(1,558)	(7,321)
Withdrawals, surrenders, annuitizations and contract charges	(16,509)	(34,179)	(12,429)	(25,501)

Increase (decrease) from contract owner transactions	(16,368)	(34,467)	(13,987)	(23,436)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(2,638)	(3,078)
Transfers between Sub-Accounts, net	(892)	(900)	—	—
Adjustments to annuity reserves	—	2	(10)	1

Net annuitization activity	(892)	(898)	(2,648)	(3,077)

Total increase (decrease) in net assets	(135,248)	81,336	(94,606)	63,850
Net assets at beginning of year	576,334	494,998	443,318	379,468

Net assets at end of year	$441,086	$576,334	$348,712	$443,318

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	M42 Sub-Account		M06 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(4,210)	$(6,177)	$68	$68
Net realized gains (losses)	97,177	85,994	50	18
Net change in unrealized appreciation (depreciation)	(219,824)	(78,318)	(947)	(225)

Increase (decrease) from operations	(126,857)	1,499	(829)	(139)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	1,639	1,604	1	(1)
Withdrawals, surrenders, annuitizations and contract charges	(18,503)	(18,195)	—	—

Increase (decrease) from contract owner transactions	(16,864)	(16,591)	1	(1)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	17

Net annuitization activity	—	—	—	17

Total increase (decrease) in net assets	(143,721)	(15,092)	(828)	(123)
Net assets at beginning of year	409,021	424,113	5,480	5,603

Net assets at end of year	$265,300	$409,021	$4,652	$5,480

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	M33 Sub-Account		R03 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(3,085)	$(3,284)	$(4,266)	$(5,026)
Net realized gains (losses)	45,792	30,939	14,211	32,679
Net change in unrealized appreciation (depreciation)	(116,249)	51,319	(149,633)	49,734

Increase (decrease) from operations	(73,542)	78,974	(139,688)	77,387

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	4,192	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	18	1,258	(846)
Withdrawals, surrenders, annuitizations and contract charges	(14,601)	(30,086)	(4,064)	(3,580)

Increase (decrease) from contract owner transactions	(14,601)	(25,876)	(2,806)	(4,426)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Total increase (decrease) in net assets	(88,143)	53,098	(142,494)	72,961
Net assets at beginning of year	404,800	351,702	401,224	328,263

Net assets at end of year	$316,657	$404,800	$258,730	$401,224

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	W39 Sub-Account		W41 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(1,256)	$(3,208)	$(6,432)	$(9,829)
Net realized gains (losses)	29,469	13,579	32,761	112,788
Net change in unrealized appreciation (depreciation)	(162,343)	50,384	(260,514)	(58,058)

Increase (decrease) from operations	(134,130)	60,755	(234,185)	44,901

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	30,835	64,810	32,657
Transfers between Sub-Accounts (including the Fixed Account), net	(7,166)	(4,019)	3,485	4,336
Withdrawals, surrenders, annuitizations and contract charges	(10,474)	(85,440)	(113,742)	(319,554)

Increase (decrease) from contract owner transactions	(17,640)	(58,624)	(45,447)	(282,561)

Annuitization Activity:
Annuitizations	—	—	30,597	—
Annuity payments and contract charges	—	—	(7,157)	(5,085)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(24,591)	57

Net annuitization activity	—	—	(1,151)	(5,028)

Total increase (decrease) in net assets	(151,770)	2,131	(280,783)	(242,688)
Net assets at beginning of year	387,075	384,944	662,649	905,337

Net assets at end of year	$235,305	$387,075	$381,866	$662,649

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	W42 Sub-Account
	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(11,959)	$(7,880)
Net realized gains (losses)	137,172	59,679
Net change in unrealized appreciation (depreciation)	(529,121)	44,202

Increase (decrease) from operations	(403,908)	96,001

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	72,087	57,094
Transfers between Sub-Accounts (including the Fixed Account), net	21,417	6,858
Withdrawals, surrenders, annuitizations and contract charges	(140,761)	(236,083)

Increase (decrease) from contract owner transactions	(47,257)	(172,131)

Annuitization Activity:
Annuitizations	34,050	—
Annuity payments and contract charges	(3,645)	—
Transfers between Sub-Accounts, net	(343)	(413)
Adjustments to annuity reserves	6	—

Net annuitization activity	30,068	(413)

Total increase (decrease) in net assets	(421,097)	(76,543)

Net assets at beginning of year	1,175,902	1,252,445

Net assets at end of year	$754,805	$1,175,902

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2022

1. BUSINESS AND ORGANIZATION

Keyport Benefit Life (“KBL”) Variable Account A (the “Variable Account”) is a separate account of Delaware Life Insurance Company of New York (the “Sponsor”), and was established as a funding vehicle for the variable portion of New York Keyport Advisor contracts, New York Keyport Advisor Vista contracts, New York Keyport Vista contracts, New York Keyport Charter contracts, New York Keyport Advisor Charter contracts, New York Keyport Optima contracts, New York Keyport Advisor Optima contracts, New York Keyport Latitude contracts and certain other group and individual variable annuity contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in investments of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

Sub-Account	Previous Name	Effective Date
A21	Invesco V.I. International Growth Fund I	April 29, 2022
AM2	AB VPS International Growth Portfolio (Class B)	May 1, 2022
AL1	AB VPS Balanced Wealth Strategy Portfolio (Class B)	May 1, 2022
A70	AB VPS Global Thematic Growth Portfolio (Class B)	May 1, 2022
W42	Wanger USA	May 1, 2022

The following Sub-Account was liquidated and merged with an existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
AL4	C75	March 3, 2022
AC5	C75	March 3, 2022

There were no commencements of Sub-Accounts held by the contract owners of the Variable Account commenced within the past five years.

AB VPS Balanced Hedged Allocation Portfolio Class 1 Sub-Account (AL1) and AB VPS Large Cap Growth (Class B) Sub-Account (AC4) are active at December 31, 2022 but have had zero balance for more than five years and therefore are not disclosed in the Statements of Assets and Liabilities, Statements of Changes in Net Assets or the financial highlights in Note 10.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2022. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2022, noting that there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2022, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2022. There were no transfers between levels during the year ended December 31, 2022.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

4. RELATED-PARTY TRANSACTIONS

Security Investors, LLC, one of the companies in the investment management businesses of Guggenheim Partners LLC and a related-party of the Sponsor, is the investment advisor to certain Rydex funds and charges a management fee at an annual rate 0.75% of the Rydex funds’ average daily net assets.

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statements of Operations. As of December 31, 2022, the deduction is at an effective annual rate of 1.25% of average separate account assets.

Distribution charges

A daily deduction from the Variable Account is made for distribution costs incurred by the Sponsor at an effective annual rate of 0.15% of contract value for New York Keyport Advisor Variable Annuity, New York Keyport Advisor Charter Variable Annuity, New York Keyport Advisor Optima Variable Annuity, New York Keyport Charter Variable Annuity, New York Keyport Optima Variable Annuity, New York Keyport Latitude Variable Annuity, New York Keyport Advisor Vista and New York Keyport Vista Variable Annuity. These charges are reflected in the Statements of Operations as a component of “Distribution and administrative expense charges”. There are no distribution charge deductions from the Variable Account for New York Keyport Advisor Variable Annuity contracts during the annuity period.

Administrative expense charges

Each year on the account anniversary date, an account administration fee of $36 is deducted from the contract owner’s account in the case of New York Keyport Advisor, New York Keyport Advisor Charter, New York Keyport Advisor Optima, New York Keyport Charter, New York Keyport Optima and New York Keyport Latitude to reimburse the Sponsor for certain administrative expenses. These charges are reflected in the Statements of Operations as a component of “Distribution and administrative expense charges”.

Surrender charges

The Sponsor does not deduct a sales charge from purchase payments. However, a surrender charge (contingent deferred sales charge) is deducted based on a graded table of charges for New York Keyport Advisor, New York Keyport Advisor Charter, New York Keyport Advisor Optima, New York Keyport Charter, New York Keyport Optima and New York Keyport Latitude if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is deducted from the Sub-Account and the Fixed Account in the same manner as the amount withdrawn. These charges are reflected in the Statements of Changes in Net Assets as a component of “Withdrawals, surrenders, annuitizations and contract charges”.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the certificate value upon full surrender (including surrender for the death benefit) or annuitization. The certificate value is the sum of the variable account value and the fixed account value under the policyholder’s certificates.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Determined at issue, annuity reserves are calculated using the Annuity 2000 Table or 2012 Individual Annuitant Mortality Table and an assumed interest rate of 3.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% or 5.0%. The mortality tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2022 were as follows:

	Purchases	Sales
A70	$26,206	$21,452
AG9	20,254	1,607
A71	176,602	116,174
AL4	—	133,856
AC5	—	81,669
AM2	13,072	1,630
A51	61,723	25,507
C75	465,075	528,103
C25	5,757	82,690
C49	112,923	161,785
C36	2,844	451
C76	32,001	50,172
C37	16,916	21,884
C58	2,582	1,577
C59	4,991	31,194
C60	32,460	77,573
C66	96,928	128,457
C68	28,759	126,209
C39	54,851	6,555
C71	227,279	126,373
C72	36,743	2,231
151	22,655	45,355
C73	33,318	51,284
C69	4,986	49,795
C70	26,621	95,468
FD8	3,393	1,063
F97	42,910	93,714
F28	101,971	23,518
T21	3,067	2,808
V15	105,967	54,783
A39	59,573	41,889
A21	54,151	28,306
M80	110,295	45,098
M31	204,285	177,499
MB3	67,047	24,906
M10	51,056	22,615
M42	109,555	22,913
M06	194	69
M33	44,733	19,325
R03	11,842	8,277
W39	72,496	41,218
W41	324,430	122,986
W42	432,811	160,008

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2022 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A70	240	1,055	(815)
AG9	—	—	—
A71	2,284	3,376	(1,092)
AL4	16	9,690	(9,674)
AC5	—	6,113	(6,113)
AM2	—	24	(24)
A51	198	489	(291)
C75	50,652	56,925	(6,273)
C25	336	3,137	(2,801)
C49	5,495	7,393	(1,898)
C36	—	1	(1)
C76	483	3,821	(3,338)
C37	201	1,490	(1,289)
C58	32	115	(83)
C59	167	595	(428)
C60	1,032	2,267	(1,235)
C66	4,213	5,283	(1,070)
C68	1,023	3,892	(2,869)
C39	—	94	(94)
C71	2,280	2,499	(219)
C72	—	7	(7)
151	31	1,200	(1,169)
C73	278	1,483	(1,205)
C69	154	4,418	(4,264)
C70	1,788	9,106	(7,318)
FD8	—	16	(16)
F97	214	2,894	(2,680)
F28	619	494	125
T21	—	133	(133)
V15	408	1,597	(1,189)
A39	431	1,564	(1,133)
A21	522	1,081	(559)
M80	213	580	(367)
M31	236	2,132	(1,896)
MB3	56	862	(806)
M10	38	622	(584)
M42	65	691	(626)
M06	—	—	—
M33	—	288	(288)
R03	71	185	(114)
W39	725	1,383	(658)
W41	2,455	3,019	(564)
W42	2,905	3,329	(424)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2021 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A70	88	737	(649)
AG9	1,898	1,931	(33)
A71	1,288	3,574	(2,286)
AL4	131	511	(380)
AC5	—	70	(70)
AM2	1	984	(983)
A51	123	638	(515)
C75	23,567	67,733	(44,166)
C25	608	4,946	(4,338)
C49	2,878	6,928	(4,050)
C36	—	46	(46)
C76	1,127	2,384	(1,257)
C37	171	2,121	(1,950)
C58	82	77	5
C59	347	3,181	(2,834)
C60	1,025	1,446	(421)
C66	519	4,435	(3,916)
C68	903	4,741	(3,838)
C39	164	437	(273)
C71	40	262	(222)
C72	7	12	(5)
151	124	637	(513)
C73	669	2,557	(1,888)
C69	207	1,213	(1,006)
C70	15,695	24,418	(8,723)
FD8	—	15	(15)
F97	2,241	11,142	(8,901)
F28	476	1,019	(543)
T21	267	647	(380)
V15	314	4,210	(3,896)
A39	811	3,642	(2,831)
A21	1,049	2,458	(1,409)
M80	165	851	(686)
M31	1,800	4,720	(2,920)
MB3	248	1,671	(1,423)
M10	348	1,279	(931)
M42	52	453	(401)
M06	—	27	(27)
M33	107	584	(477)
R03	6	213	(207)
W39	962	2,555	(1,593)
W41	676	5,725	(5,049)
W42	1,083	3,751	(2,668)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
A70
2022	11,739	$16.0630			$188,560	—%	1.39%			(28.17%)
2021	12,554	22.3633			280,762	—	1.39			20.88
2020	13,203	18.5005			244,266	0.44	1.39			37.16
2019	13,845	13.9093	to	13.4885	186,760	0.16	1.24	to	1.39	28.18	to	27.99
2018	21,860	10.8513	to	10.5387	230,390	—	1.24	to	1.39	(11.10)	to	(11.23)
AG9
2022	2,646	44.0040			116,413	1.41	1.39			(5.51)
2021	2,646	46.5710			123,208	0.82	1.39			26.39
2020	2,679	36.8477			98,704	1.31	1.39			1.30
2019	3,922	36.3753			142,655	1.13	1.39			22.20
2018	7,823	29.7663			232,803	0.99	1.39			(6.92)
A71
2022	17,447	34.3838	to	33.1950	579,922	1.07	1.24	to	1.39	(5.60)	to	(5.74)
2021	18,539	35.2151			652,851	0.63	1.39			26.07
2020	20,825	27.9324			581,684	1.20	1.39			1.05
2019	38,789	27.6411	to	26.6197	1,072,183	1.03	1.39			21.90
2018	41,004	22.6745	to	21.8365	929,877	0.75	1.39			(7.15)
AL4[5]
2021	9,674	14.7173	to	14.4188	139,422	1.56	1.24	to	1.39	(2.67)	to	(2.81)
2020	10,054	15.1209	to	14.8364	149,156	3.35	1.24	to	1.39	4.65	to	4.49
2019	10,941	14.4497	to	14.1991	155,362	2.91	1.24	to	1.39	6.87	to	6.71
2018	12,179	13.5210	to	13.3064	162,083	1.27	1.24	to	1.39	(1.95)	to	(2.10)
AC5[6]
2021	6,113	14.2259	to	13.9374	85,195	1.31	1.24	to	1.39	(2.85)	to	(3.00)
2020	6,183	14.6436	to	14.3681	87,842	3.27	1.24	to	1.39	4.34	to	4.18
2019	4,378	14.0349	to	13.7915	59,427	2.66	1.24	to	1.39	6.66	to	6.50
2018	4,570	13.1582	to	12.9493	58,272	0.97	1.24	to	1.39	(2.24)	to	(2.39)
AM2
2022	4,244	17.8557	to	17.2631	73,259	—	1.24	to	1.39	(28.70)	to	(28.80)
2021	4,268	25.0416	to	24.2468	103,487	—	1.24	to	1.39	6.68	to	6.52
2020	5,251	23.4745	to	22.7635	119,554	1.10	1.24	to	1.39	28.00	to	27.81
2019	4,769	18.3396	to	17.8108	84,978	0.28	1.24	to	1.39	25.66	to	25.47
2018	4,996	14.5944	to	14.1948	71,445	0.40	1.24	to	1.39	(18.62)	to	(18.75)
AL8[7]
2018	555	45.8272			25,418	1.99	1.39			(5.46)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
A51
2022	8,916	$32.4904	to	$32.4904	$289,671	—%	1.39%	to	1.39%	(38.87%)	to	(38.87%)
2021	9,207	54.8054	to	53.1495	489,367	—	1.24	to	1.39	(7.22)	to	(7.36)
2020	9,722	59.0701	to	57.3712	557,680	1.11	1.24	to	1.39	65.09	to	64.84
2019	9,772	35.7813	to	34.8044	340,038	—	1.24	to	1.39	27.74	to	27.55
2018	12,100	28.0107	to	27.2867	331,414	—	1.24	to	1.39	0.18	to	0.03
C54[8]
2019	12,268	68.8556	to	65.3306	801,950	1.95	1.24	to	1.39	19.64	to	19.46
2018	15,052	57.5520	to	21.5745	823,489	1.41	1.24	to	1.39	(5.71)	to	(5.85)
C55[9]
2019	15,191	66.1081	to	24.7448	952,953	1.76	1.24	to	1.39	19.38	to	19.20
2018	18,046	55.3781	to	20.7595	937,308	1.24	1.24	to	1.39	(5.98)	to	(6.12)
C75
2022	317,022	9.3558	to	9.2212	2,922,860	1.16	1.24	to	1.39	(0.04)	to	(0.19)
2021	323,295	9.3594	to	9.2385	2,978,350	0.02	1.24	to	1.39	(1.21)	to	(1.36)
2020	367,461	9.4744	to	9.3660	3,437,057	0.25	1.24	to	1.39	(0.93)	to	(1.08)
2019	299,741	9.5637	to	9.4685	2,821,796	1.91	1.24	to	1.39	0.64	to	0.48
2018	327,207	9.5033	to	9.4228	3,069,131	1.47	1.24	to	1.39	0.26	to	0.11
C25
2022	47,182	22.4476	to	22.0587	1,042,213	—	1.24	to	1.39	(2.33)	to	(2.47)
2021	49,983	22.9829	to	22.6185	1,131,872	—	1.24	to	1.39	24.61	to	24.42
2020	54,321	18.4444	to	18.1791	988,473	—	1.24	to	1.39	(0.10)	to	(0.25)
2019	62,201	18.4633	to	18.2251	1,134,187	—	1.24	to	1.39	22.54	to	22.35
2018	78,757	15.0675	to	14.8954	1,173,576	—	1.24	to	1.39	(6.90)	to	(7.04)
C49
2022	26,542	21.8080	to	21.4302	535,638	—	1.24	to	1.39	(2.60)	to	(2.75)
2021	28,440	22.3912	to	22.0361	627,484	—	1.24	to	1.39	24.34	to	24.16
2020	32,490	18.0078	to	17.7488	577,563	—	1.24	to	1.39	(0.35)	to	(0.50)
2019	35,697	18.0706	to	17.8374	637,632	—	1.24	to	1.39	22.23	to	22.05
2018	42,466	14.7841	to	14.6151	620,465	—	1.24	to	1.39	(7.17)	to	(7.31)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
C36
2022	2,553	$12.0514			$30,772	5.39%	1.39%			(11.25%)
2021	2,554	13.5794			34,687	9.03	1.39			3.05
2020	2,600	13.1770			34,169	4.31	1.39			4.43
2019	3,798	12.6179			47,837	5.14	1.39			14.86
2018	4,313	11.0793	to	10.9855	47,434	5.09	1.39			(4.95)	to	(5.09)
C76
2022	22,086	11.9626	to	11.7905	260,430	5.23	1.24	to	1.39	(11.32)	to	(11.45)
2021	25,424	13.4900	to	13.3158	338,755	8.84	1.24	to	1.39	2.85	to	2.70
2020	26,681	13.1156	to	12.9656	346,311	4.18	1.24	to	1.39	4.37	to	4.21
2019	53,046	12.5667	to	12.4417	660,360	4.85	1.24	to	1.39	14.69	to	14.52
2018	57,889	10.9568	to	10.8641	630,417	5.37	1.24	to	1.39	(5.09)	to	(5.24)
C37
2022	14,477	12.3066	to	12.0933	175,099	0.86	1.24	to	1.39	(15.73)	to	(15.85)
2021	15,766	14.6033	to	14.3717	226,620	1.26	1.24	to	1.39	8.60	to	8.44
2020	17,716	13.4464	to	13.2529	234,808	1.69	1.24	to	1.39	7.77	to	7.61
2019	18,232	12.4772	to	12.3161	224,494	2.11	1.24	to	1.39	23.93	to	23.74
2018	23,997	10.0683	to	9.9532	238,720	2.86	1.24	to	1.39	(17.67)	to	(17.79)
C58
2022	2,391	11.7423			28,082	0.76	1.39			(16.08)
2021	2,474	14.2171	to	13.9916	34,620	1.09	1.24	to	1.39	8.39	to	8.23
2020	2,469	13.1166	to	12.9279	31,903	1.44	1.24	to	1.39	7.48	to	7.32
2019	2,461	12.2038	to	12.0462	29,633	1.73	1.24	to	1.39	23.60	to	23.42
2018	8,104	9.8732	to	9.7604	79,108	2.51	1.24	to	1.39	(17.85)	to	(17.97)
C59
2022	24,755	29.9160	to	29.3977	727,915	—	1.24	to	1.39	(32.23)	to	(32.33)
2021	25,183	44.1429	to	43.4431	1,093,733	—	1.24	to	1.39	27.14	to	26.95
2020	28,017	34.7186	to	34.2193	958,126	—	1.24	to	1.39	33.07	to	32.87
2019	30,954	26.0905	to	25.7539	797,435	—	1.24	to	1.39	34.23	to	34.02
2018	35,061	19.4379	to	19.2158	673,551	—	1.24	to	1.39	(5.13)	to	(5.27)
C60
2022	15,164	29.0626	to	28.5591	433,375	—	1.24	to	1.39	(32.38)	to	(32.48)
2021	16,399	42.9775	to	42.2961	694,062	—	1.24	to	1.39	26.77	to	26.58
2020	16,820	33.9018	to	33.4143	562,384	—	1.24	to	1.39	32.75	to	32.55
2019	18,155	25.5382	to	25.2087	458,018	—	1.24	to	1.39	33.86	to	33.66
2018	22,605	19.0780	to	18.8601	427,290	—	1.24	to	1.39	(5.33)	to	(5.47)
C66
2022	15,359	24.0375	to	23.6210	334,969	—	1.24	to	1.39	(10.55)	to	(10.69)
2021	16,429	26.8730	to	26.4469	434,612	—	1.24	to	1.39	30.70	to	30.50
2020	20,345	20.5611	to	20.2654	412,417	—	1.24	to	1.39	6.15	to	5.99
2019	37,770	19.3695	to	19.1196	721,953	—	1.24	to	1.39	30.00	to	29.81
2018	43,873	14.8994	to	14.7292	646,454	—	1.24	to	1.39	(14.37)	to	(14.50)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
C68
2022	29,794	$28.7594	to	$28.2611	$842,536	—	1.24%	to	1.39%	(19.54%)	to	(19.66%)
2021	32,663	35.7455	to	35.1788	1,149,793	—	1.24	to	1.39	26.49	to	26.30
2020	36,501	28.2604	to	27.8540	1,017,588	—	1.24	to	1.39	16.29	to	16.11
2019	38,748	24.3019	to	23.9884	930,192	—	1.24	to	1.39	29.18	to	28.98
2018	46,487	18.8129	to	18.5980	865,886	—	1.24	to	1.39	(6.13)	to	(6.27)
C39
2022	2,649	50.7683			134,463	0.75	1.39			(9.95)
2021	2,743	56.3794			154,654	0.68	1.39			27.40
2020	3,016	44.2523			132,984	0.60	1.39			7.29
2019	3,439	41.2450			140,628	0.55	1.39			19.66
2018	3,825	34.4676			131,551	0.41	1.39			(19.15)
C71
2022	5,796	50.5104	to	48.7576	251,288	0.51	1.39			(10.09)	to	(10.23)
2021	6,015	54.3125			326,699	0.51	1.39			27.03
2020	6,237	42.7570			266,667	0.33	1.39			7.09
2019	6,507	41.1766	to	39.9266	259,823	0.26	1.24	to	1.39	19.49	to	19.31
2018	7,946	34.4598	to	33.4637	265,593	0.17	1.24	to	1.39	(19.18)	to	(19.31)
C72
2022	752	110.0777			82,803	—	1.39			(36.65)
2021	759	173.7701			131,941	—	1.39			(4.24)
2020	764	181.4712			138,584	—	1.39			68.76
2019	857	107.5332			92,115	—	1.39			38.75
2018	1,166	77.4993	to	26.6775	90,400	—	1.39			(3.12)
151
2022	8,899	33.9361	to	32.6452	290,557	2.91	1.24	to	1.39	(12.46)	to	(12.59)
2021	10,068	38.7664	to	26.6717	375,902	5.38	1.24	to	1.39	0.83	to	0.68
2020	10,581	38.4472	to	26.4918	391,052	3.39	1.24	to	1.39	5.50	to	5.34
2019	12,755	36.4442	to	25.1493	446,773	3.81	1.24	to	1.39	9.01	to	8.85
2018	15,639	33.4306	to	23.1042	504,582	3.47	1.24	to	1.39	(1.62)	to	(1.77)
C73
2022	11,377	32.2201	to	30.9945	352,689	2.73	1.24	to	1.39	(12.61)	to	(12.74)
2021	12,582	36.8678	to	35.5184	447,534	5.22	1.24	to	1.39	0.37	to	0.22
2020	14,470	36.7301	to	35.4388	513,440	3.18	1.24	to	1.39	5.30	to	5.15
2019	27,892	34.8798	to	33.7040	940,770	3.61	1.24	to	1.39	8.86	to	8.70
2018	30,530	32.0413	to	22.1441	943,052	3.23	1.24	to	1.39	(1.87)	to	(2.02)
C69
2022	16,031	9.6517	to	9.4845	152,059	2.13	1.24	to	1.39	(15.20)	to	(15.32)
2021	20,295	11.3812	to	11.2008	227,346	2.05	1.24	to	1.39	(2.17)	to	(2.32)
2020	21,301	11.6339	to	11.4666	240,073	2.48	1.24	to	1.39	3.79	to	3.63
2019	25,071	11.2091	to	11.0645	270,403	2.73	1.24	to	1.39	5.42	to	5.26
2018	28,288	10.6330	to	10.5115	293,509	2.95	1.24	to	1.39	0.59	to	0.44

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
C70
2022	71,997	$9.3757	to	$9.2132	$661,345	1.85%	1.24%	to	1.39%	(15.38%)	to	(15.51%)
2021	79,315	11.0796	to	10.9039	863,957	1.76	1.24	to	1.39	(2.42)	to	(2.57)
2020	88,038	11.3544	to	11.1911	984,376	2.30	1.24	to	1.39	3.55	to	3.40
2019	98,973	10.9649	to	10.8234	1,070,161	2.58	1.24	to	1.39	5.18	to	5.03
2018	108,437	10.4244	to	10.3052	1,102,774	2.44	1.24	to	1.39	0.34	to	0.19
FD8
2022	617	38.0776			23,504	0.11	1.39			(22.14)
2021	633	48.9047			30,963	0.12	1.39			22.55
2020	648	39.9043			25,846	0.04	1.39			31.50
2019	663	30.3464			20,124	0.39	1.39			28.03
2018	678	23.7027			16,060	0.34	1.39			(6.49)
F97
2022	25,885	30.8722	to	29.8478	772,091	1.68	1.24	to	1.39	(6.41)	to	(6.55)
2021	28,565	32.9871	to	31.9402	913,625	1.63	1.24	to	1.39	23.07	to	22.89
2020	37,466	26.8037	to	25.9919	974,966	1.64	1.24	to	1.39	5.12	to	4.97
2019	38,186	25.4972	to	24.7621	941,593	1.82	1.24	to	1.39	25.54	to	25.35
2018	40,417	20.3101	to	19.7541	799,110	1.99	1.24	to	1.39	(9.67)	to	(9.81)
F28
2022	11,176	32.0020	to	30.9403	345,761	—	1.24	to	1.39	(39.08)	to	(39.17)
2021	11,051	52.5292	to	50.8625	562,061	—	1.24	to	1.39	10.29	to	10.13
2020	11,594	47.6271	to	46.1851	535,465	—	1.24	to	1.39	66.15	to	65.90
2019	13,309	28.6647	to	27.8385	370,494	—	1.24	to	1.39	38.76	to	38.55
2018	15,302	20.6575	to	20.0921	307,565	0.09	1.24	to	1.39	10.82	to	10.65
T21
2022	1,357	19.3086			26,208	2.66	1.39			(23.06)
2021	1,490	25.0957			37,405	0.93	1.39			(7.04)
2020	1,870	26.9969			50,488	4.12	1.39			15.56
2019	1,874	23.3615			43,773	0.97	1.39			24.95
2018	2,210	18.6971			41,322	0.86	1.39			(16.96)
V15
2022	12,135	25.6716	to	25.2644	305,988	—	1.24	to	1.39	(31.96)	to	(32.06)
2021	13,324	37.7312	to	37.1883	494,275	—	1.24	to	1.39	10.55	to	10.38
2020	17,220	34.1317	to	33.6910	578,375	0.07	1.24	to	1.39	40.59	to	40.38
2019	19,522	24.2766	to	23.9991	468,221	—	1.24	to	1.39	35.07	to	34.87
2018	24,017	17.9734	to	17.7946	427,236	—	1.24	to	1.39	(4.82)	to	(4.96)
A39
2022	11,663	23.7945	to	23.2076	270,356	0.89	1.24	to	1.39	(21.53)	to	(21.64)
2021	12,796	30.3214	to	29.6177	378,295	0.63	1.24	to	1.39	26.16	to	25.98
2020	15,627	24.0332	to	23.5106	366,618	1.29	1.24	to	1.39	12.44	to	12.27
2019	18,414	21.3737	to	20.9404	385,542	0.95	1.24	to	1.39	27.37	to	27.18
2018	24,255	16.7803	to	16.4647	399,365	0.84	1.24	to	1.39	(10.52)	to	(10.65)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
A21
2022	14,352	$16.6205	to	$22.0713	$317,302	1.73%	1.24%	to	1.39%	(19.31%)	to	(19.43%)
2021	14,911	20.5985	to	27.3949	409,534	1.27	1.24	to	1.39	4.58	to	4.43
2020	16,320	19.6959	to	26.2336	428,155	2.25	1.24	to	1.39	12.59	to	12.42
2019	19,632	17.4942	to	23.3361	457,137	1.53	1.24	to	1.39	26.99	to	26.80
2018	23,706	13.7763	to	18.4043	434,927	2.07	1.24	to	1.39	(16.03)	to	(16.16)
M80
2022	12,538	56.8549	to	54.6742	685,575	—	1.24	to	1.39	(32.65)	to	(32.75)
2021	12,905	84.4116	to	81.2954	1,049,027	—	1.24	to	1.39	21.72	to	21.54
2020	13,591	69.3503	to	66.8901	908,804	—	1.24	to	1.39	29.91	to	29.72
2019	15,934	53.3834	to	51.5669	821,632	—	1.24	to	1.39	36.08	to	35.88
2018	20,235	39.2296	to	37.9515	767,974	—	1.24	to	1.39	1.14	to	0.99
M31											`
2022	24,976	59.9675	to	57.6676	1,441,293	—	1.24	to	1.39	(32.48)	to	(32.58)
2021	26,872	88.8110	to	85.5326	2,299,367	—	1.24	to	1.39	22.01	to	21.83
2020	29,792	72.7901	to	52.6952	2,093,454	—	1.24	to	1.39	30.23	to	30.03
2019	33,752	55.8948	to	40.5248	1,823,626	—	1.24	to	1.39	36.45	to	36.24
2018	43,107	40.9648	to	29.7448	1,709,140	0.09	1.24	to	1.39	1.40	to	1.24
MB3
2022	21,218	21.0319	to	20.7888	441,086	—	1.24	to	1.39	(20.44)	to	(20.56)
2021	22,024	26.4350	to	26.1686	576,334	0.03	1.24	to	1.39	24.11	to	23.92
2020	23,447	21.2999	to	21.1168	494,998	0.22	1.24	to	1.39	20.69	to	20.51
2019	24,067	17.6488	to	17.5233	421,657	0.34	1.24	to	1.39	37.86	to	37.66
2018	25,500	12.8017	to	12.7297	324,802	0.34	1.24	to	1.39	(0.67)	to	(0.82)
M10
2022	13,148	27.3840	to	26.4754	348,712	0.39	1.24	to	1.39	(17.71)	to	(17.84)
2021	13,732	33.2790	to	32.2229	443,318	0.41	1.24	to	1.39	24.95	to	24.76
2020	14,663	26.6342	to	25.8276	379,468	0.38	1.24	to	1.39	12.20	to	12.03
2019	33,018	23.7392	to	23.0548	761,931	0.49	1.24	to	1.39	29.63	to	29.43
2018	34,840	18.3133	to	17.8119	607,450	0.44	1.24	to	1.39	(6.88)	to	(7.02)
M42
2022	9,732	27.2621			265,300	—	1.39			(30.96)
2021	10,358	39.4880			409,021	—	1.39			0.17
2020	10,759	39.4212			424,113	—	1.39			43.57
2019	10,655	27.4579			292,568	—	1.39			39.32
2018	12,655	19.7079			249,395	—	1.39			(3.08)
M06
2022	244	19.0981			4,652	2.78	1.39			(15.12)
2021	244	22.5006			5,480	2.58	1.39			(2.18)
2020	271	23.0028			5,603	3.47	1.39			6.97
2019	343	21.5047			5,477	2.01	1.39			8.68
2018	793	19.7863			16,058	2.93	1.39			(2.46)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
M33
2022	6,595	$48.0172			$316,657	0.49%	1.39%			(18.35%)
2021	6,883	58.8104			404,800	0.54	1.39			23.08
2020	7,360	47.7825	to	35.9529	351,702	0.74	1.39			14.98
2019	8,638	43.0214	to	31.2691	358,935	0.79	1.24	to	1.39	31.31	to	31.11
2018	13,192	32.7638	to	23.8492	418,032	0.65	1.24	to	1.39	(5.56)	to	(5.70)
R03
2022	15,888	16.2852			258,730	—	1.39			(35.05)
2021	16,002	25.0737			401,224	—	1.39			23.81
2020	16,209	20.2517			328,263	0.29	1.39			42.95
2019	16,512	14.1666			233,922	0.13	1.39			34.97
2018	21,156	10.4959			222,048	—	1.39			(3.17)
W39
2022	8,988	27.0651	to	26.1798	235,305	0.93	1.24	to	1.39	(34.66)	to	(34.76)
2021	9,646	41.4225	to	40.1275	387,075	0.54	1.24	to	1.39	17.34	to	17.17
2020	11,239	35.3000	to	34.2476	384,944	1.96	1.24	to	1.39	12.95	to	12.78
2019	26,183	31.2527	to	30.3666	795,102	0.83	1.24	to	1.39	28.39	to	28.20
2018	27,862	24.3423	to	23.6875	660,179	1.99	1.24	to	1.39	(18.72)	to	(18.84)
W41
2022	11,249	37.1466	to	35.9315	381,866	—	1.24	to	1.39	(35.64)	to	(35.73)
2021	11,813	57.7127	to	55.9085	662,649	—	1.24	to	1.39	4.53	to	4.37
2020	16,862	55.2139	to	53.5679	905,337	0.76	1.24	to	1.39	25.09	to	24.90
2019	17,015	44.1403	to	42.8887	731,577	0.07	1.24	to	1.39	27.71	to	27.52
2018	19,247	34.5640	to	33.6342	650,536	0.16	1.24	to	1.39	(13.50)	to	(13.63)
W42
2022	18,121	43.0124	to	41.6053	754,805	—	1.24	to	1.39	(34.28)	to	(34.38)
2021	18,545	65.4513	to	63.4050	1,175,902	0.74	1.24	to	1.39	7.56	to	7.40
2020	21,213	60.8531	to	59.0389	1,252,445	—	1.24	to	1.39	22.69	to	22.51
2019	32,325	49.5980	to	48.1915	1,557,781	0.26	1.24	to	1.39	29.49	to	29.29
2018	35,291	38.3039	to	37.2735	1,316,071	0.09	1.24	to	1.39	(2.68)	to	(2.83)

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

[2]

Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution and administrative expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

[4]

The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ration amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

[5]	Sub-Account AL4 merged into Sub-Account C75 on March 3, 2022.
[6]	Sub-Account AC5 merged into Sub-Account C75 on March 3, 2022.
[7]	Sub-Account AL8 merged into Sub-Account C75 on April 24, 2019.
[8]	Sub-Account C54 merged into Sub-Account C75 on April 24, 2020.
[9]	Sub-Account C55 merged into Sub-Account C75 on April 24, 2020.

Delaware Life Insurance Company of New York

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2022 and 2021 and for the Years Ended

December 31, 2022, 2021 and 2020

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors

Delaware Life Insurance Company of New York:

Opinions

We have audited the financial statements of Delaware Life Insurance Company of New York (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for the years then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

    KPMG International Limited, a private English company limited by guarantee.

Other Matter

The accompanying financial statements of the Company for the year ended December 31, 2020 were audited by other auditors whose report thereon, dated April 28, 2021, expressed an adverse opinion on those financial statements with respect to U.S. generally accepted accounting principles and an unmodified opinion with respect to accounting practices prescribed or permitted by the New York State Department of Financial Services.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

April 26, 2023

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2022 AND 2021 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

ADMITTED ASSETS	2022	2021	LIABILITIES, CAPITAL STOCK AND SURPLUS	2022	2021
GENERAL ACCOUNT ASSETS			GENERAL ACCOUNT LIABILITIES
Bonds	$759,128	$963,960	Aggregate reserve for life contracts	$501,181	$493,191
Preferred stocks	6,109	8,547	Liability for deposit-type contracts	19,024	19,295
Mortgage loans on real estate	14,537	34,977	Contract claims	537	1,648
Cash	25,074	44,073	Other amounts payable on reinsurance	7,130	3,521
Contract loans	6,538	6,206	Interest maintenance reserve	18,673	23,731
Other invested assets	24,477	29,777	Commissions to agents due or accrued	249	336
Receivable for securities	316	571	General expenses due or accrued	1,090	1,511
Investment income due and accrued	8,319	9,827	Transfers from Separate Accounts due or accrued, net	(7,931)	(55,700)
Deferred premiums	31	33	Taxes, licenses and fees due and accrued	4,655	4,307
Amounts recoverable from reinsurers	5,257	2,962	Current federal and foreign income taxes	1,387	8,068
Net deferred tax asset	21,967	21,761	Remittances and items not allocated	2,393	1,697
Other assets	805	804	Asset valuation reserve	279	11,302

			Payable to parent and affiliates	644	200
			Reinsurance in unauthorized and certified companies	1,035	1,397
			Funds held under coinsurance	160,431	160,039
			Payable for securities	447	3,605
			Other liabilities	939	1,305

Total general account assets	872,558	1,123,498	Total general account liabilities	712,163	679,453
SEPARATE ACCOUNT ASSETS	781,327	1,028,372	SEPARATE ACCOUNT LIABILITIES	781,326	1,028,370

			Total liabilities	1,493,489	1,707,823
			CAPITAL STOCK AND SURPLUS
			Common capital stock, $350 par value – 6,001 shares
			authorized: 6,001 shares issued and outstanding	2,100	2,100
			Gross paid in and contributed surplus	357,400	357,400
			Unassigned funds	(199,104)	84,547

			Total surplus	158,296	441,947

			Total common capital stock and surplus	160,396	444,047

TOTAL ADMITTED ASSETS	$1,653,885	$2,151,870	TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$1,653,885	$2,151,870

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020 (IN THOUSANDS)

	2022	2021	2020
INCOME:
Premiums and annuity considerations	$8,226	$12,076	$13,251
Considerations for supplementary contracts with life contingencies	5,843	6,617	5,981
Net investment income	43,369	46,324	44,078
Amortization of interest maintenance reserve	615	1,529	1,351
Commissions and expense allowances on reinsurance ceded	549	615	613
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	14,913	17,232	17,150
Other income	2,634	3,195	3,245

Total Income	76,149	87,588	85,669
BENEFITS AND EXPENSES:
Death benefits	82	136	109
Annuity benefits	36,275	34,661	38,521
Surrender benefits and withdrawals for life contracts	92,824	107,348	119,409
Interest and adjustments on contracts or deposit-type contract funds	1,245	1,426	1,337
Payments on supplementary contracts with life contingencies	6,934	6,268	7,148
Increase (decrease) in aggregate reserves for life and accident and health contracts	7,989	(38,603)	(47,813)

Total Benefits	145,349	111,236	118,711
Commissions on premiums and annuity considerations (direct business only)	2,999	3,751	3,873
General insurance expenses	6,510	6,015	6,812
Insurance taxes, licenses and fees, excluding federal income taxes	339	(484)	(1,229)
Net transfers from Separate Accounts net of reinsurance	(42,396)	(103,353)	(116,590)
Other deductions	6,602	8,316	6,771

Total Benefits and Expenses	119,403	25,481	18,348
Net gain from operations before federal income tax expense and net realized capital (losses) gains	(43,254)	62,107	67,321
Federal income tax (benefit) expense, excluding tax on capital (losses) gains	(4,139)	8,081	9,089

Net (loss) gain from operations after federal income taxes and before net realized capital (losses) gains	(39,115)	54,026	58,232
Net realized capital (losses) gains less capital gains tax and transfers to the interest maintenance reserve	1,185	(26)	(288)

NET (LOSS) INCOME	$(37,930)	$54,000	$57,944

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020 (IN THOUSANDS)

	2022	2021	2020
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$444,047	$450,340	$398,539
Net (loss) income	(37,930)	54,000	57,944
Change in net unrealized capital (losses) gains, net of deferred income tax	(2,578)	1,253	(1)
Change in net deferred income tax	3,822	(3,338)	(4,586)
Change in nonadmitted assets	(4,325)	(3)	(2)
Change in liability for reinsurance in unauthorized and certified companies	363	(482)	104
Change in asset valuation reserve	11,023	509	(1,658)
Dividends to stockholder	(254,026)	(58,232)	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$160,396	$444,047	$450,340

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020 (IN THOUSANDS)

	2022	2021	2020
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$14,071	$18,691	$19,234
Net investment income	47,223	46,402	43,783
Miscellaneous income	18,096	21,043	21,008

Total receipts	79,390	86,136	84,025
Benefits and loss related payments	(137,165)	(151,439)	(164,863)
Net transfers from Separate Accounts	90,165	89,391	109,652
Commissions and expenses paid	(16,291)	(18,719)	(17,404)
Federal and foreign income taxes (paid) recovered	—	(27,515)	—

Total payments	(63,291)	(108,282)	(72,615)

Net cash from operations	16,099	(22,146)	11,410

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid:
Bonds	257,329	401,778	200,456
Stocks	1,535	13,677	1,109
Mortgage loans	21,027	11,234	4,236
Other invested assets	5,545	—	—
Miscellaneous proceeds	—	1,831	5,637

Total investment proceeds	285,436	428,520	211,438
Cost of investments acquired:
Bonds	(61,593)	(417,730)	(140,387)
Stocks	—	(4,500)	(500)
Mortgage loans	—	(7)	—
Other invested assets	(2,146)	(16,237)	(83)
Miscellaneous applications	(3,341)	(364)	(223)

Total investments acquired	(67,080)	(438,838)	(141,193)
Net increase in contract loans and premium notes	(355)	593	(954)

Net cash from investments	218,001	(9,725)	69,291

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	—	—	—
Net deposits on deposit-type contracts and other liabilities	(271)	(451)	2,694
Dividends to stockholder	(254,026)	(58,232)	—
Other cash provided	1,198	5,756	2,463

Net cash from financing and miscellaneous sources	(253,099)	(52,927)	5,157

Net change in cash, cash equivalents and short-term investments	(18,999)	(84,798)	85,858
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	44,073	128,871	43,013

End of year	$25,074	$44,073	$128,871

	2022	2021	2020
SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES
Exchanges of debt securities	$2,977	$31,685	$5,224
Transfer of bonds to other invested assets	—	4,895	—
Transfer of bonds to preferred stocks	—	1,492	—
Transfer of common stocks to other invested assets	—	4,340	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company of New York (the “Company”) is a stock life insurance company incorporated under the laws of the State of New York. The Company is a direct, wholly-owned subsidiary of Delaware Life Insurance Company (“DLIC”). DLIC is a wholly-owned subsidiary of DLIC Sub-Holdings, LLC.

On November 18, 2022, DLIC announced the execution of a definitive agreement to sell the Company to Nassau Financial Group, L.P. The transaction is subject to customary closing conditions, including receipt of regulatory approvals.

The Company’s business includes a variety of wealth accumulation and protection products, including individual fixed and variable annuities, individual and group life insurance, and group disability insurance. The Company has reinsured certain risks related to some of these products to former affiliated and non-affiliated reinsurers. The Company formerly sold group life and disability insurance, of which 100% of these risks have been reinsured.

BASIS OF PRESENTATION – ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”). The Department recognizes only statutory accounting principles prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of New York.

The State of New York’s Regulation 172 did not adopt the guidance prescribed within paragraph 11 and footnote 1 of Statement of Statutory Accounting Principles (“SSAP”) No. 72, Surplus and Quasi-Reorganization, resulting in a prescribed practice impacting the Company’s payment of an extraordinary dividend during the year. The extraordinary dividend is disclosed in Note 14. The prescribed practice does not impact the Company’s presentation of net income or total capital stock and surplus.

There was no difference in the Company’s net income (loss) between NAIC SAP and practices prescribed and permitted by the State of New York for the years ended December 31, 2022, 2021 and 2020. A reconciliation of the Company’s capital stock and surplus between NAIC SAP and practices prescribed by the State of New York as of December 31, 2022 is shown below:

(In Thousands)	As of December 31, 2022
	State of New York Basis, as reported	NAIC SAP
Capital stock and surplus
Common capital stock	$2,100	$2,100
Gross paid in and contributed surplus	357,400	158,296
Unassigned funds	(199,104)	—

Total common capital stock and surplus	$160,396	$160,396

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Accounting principles and procedures of the NAIC, as prescribed or permitted by the Department, comprise a basis of accounting principles other than accounting principles generally accepted in the United States of America (“GAAP”). The effects on the financial statements of the variances between NAIC SAP and GAAP are not reasonably determinable and are presumed to be material. The primary differences between GAAP and NAIC SAP can be summarized as follows:

•

The Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”) are eliminated with unrealized gains and losses reported directly in equity and realized gains and losses reported in income;

•	Certain assets designated under NAIC SAP as “nonadmitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Certain policy acquisition costs and sales inducements are deferred and amortized over the estimated life of the policies rather than charged to operations as incurred;

•	Policy and contract reserves for traditional life insurance are based on best estimates of expected mortality, morbidity, persistency and interest rather than based on prescribed methodologies;

•

Policy reserves on universal life and certain investment products are reported at account value, including additional liabilities for certain guaranteed benefits such as lifetime income benefit riders valued using actuarial assumptions for GAAP, rather than using prescribed statutory methodologies under NAIC SAP;

•	Certain premiums for life and annuity contracts are recognized as deposits for GAAP rather than recorded as premiums in the period received;

•

For equity method investments under GAAP, investee earnings and losses are reported in income and dividends of undistributed earnings reduce the carrying value of the investment. Under NAIC SAP, investee earnings and losses are reported as a change in unrealized gain/loss in capital and surplus, while dividends of accumulated undistributed earnings are reported in investment income;

•

Bonds designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost, with unrealized gains and losses reported in equity and income, respectively;

•

Equity/fund investments such as mutual funds and exchange traded funds are classified as equity securities and reported at fair value with changes in fair value reported in earnings under GAAP. Under NAIC SAP, these qualify for special bond treatment and are reported using the systematic valuation method;

•

All equity securities, excluding equity method investments, are carried at fair value with changes in fair value reported in earnings for GAAP rather than as unrealized gains and losses in capital and surplus for NAIC SAP;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for NAIC SAP. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for NAIC SAP;

•

The statements of cash flow reconcile to changes in cash, cash equivalents and restricted cash for GAAP. Under NAIC SAP, the Statutory Statements of Cash Flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. A reconciliation of net income to net cash provided by operating activities is not required;

•

Generally, changes in deferred taxes are reported as a component of net income under GAAP. Under NAIC SAP, changes in deferred taxes are direct adjustments to surplus and separately reported in the Statutory Statements of Changes in Capital Stock and Surplus;

•	Money market funds are classified as short-term investments under GAAP and cash equivalents under NAIC SAP; and

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

•

Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, bonds, equity securities, and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is an NAIC 6 per the model, further comparison based on fair value is required which, in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, (“SSAP No. 43R”) includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Preferred Stocks

Preferred stocks are stated in accordance with guidance provided in SSAP No. 32R, Investments in Preferred Stock. Effective January 1, 2021, perpetual preferred stocks and mandatory convertible preferred stocks are reported at fair value and can not exceed stated call price. Redeemable preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6. Redeemable preferred stocks with an NAIC rating designation of 4, 5, or 6 are stated at the lower of amortized cost or fair value.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statutory Statements of Operations using the effective interest rate method. Mortgage loans are collateralized by the related properties and the Company regularly assesses the value of the collateral.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans, and these mortgage loans are placed in a non-accrual status when the collection of contractually-specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually-specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes the accrual of income. However, if the original terms of the contract have been changed, resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Cash

Cash constitutes a medium of exchange that a bank or other similar financial institution will accept for deposit and allow an immediate credit to the depositor’s account. Also classified as cash for financial statement purposes, although not falling within the above definition of cash, are savings accounts and certificates of deposits in banks or other similar financial institutions with maturity dates within one year or less from the acquisition date.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Other Invested Assets

Other invested assets include surplus debentures, non rated residual tranches on asset-backed securities, and collateral loans. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the audited underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on other invested assets is evaluated under the methodology described in Note 3.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies, accident and health insurance policies, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Accident and health insurance benefit reserves are developed by actuarial methods and are determined based on either published tables using specified statutory interest rates, mortality or morbidity assumptions, Company experience, and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT-TYPE CONTRACTS

Liabilities for investment-type contracts, such as supplementary contracts not involving life contingencies, are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred tax assets (“DTAs”), net of any nonadmitted portion, and deferred tax liabilities (“DTLs”) are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and deferred tax liabilities are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. Gross deferred tax assets are first reduced by a statutory valuation allowance, if deemed appropriate. The Company then determines the admissibility of the remaining net deferred tax assets, after valuation allowance, subject to admissibility limitations set forth in NAIC SAP.

FUNDS HELD UNDER COINSURANCE

Certain of the Company’s universal life insurance policies are reinsured on a coinsurance and funds held coinsurance basis. The Company accounts for funds held under coinsurance in accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (“SSAP No. 61R”). The amount withheld by the Company under this arrangement is recorded as a liability on the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus.

SEPARATE ACCOUNTS

The assets and liabilities of the Separate Account shown in the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus are reported at fair value or if there is no readily available market, then in accordance with the valuation procedures in the applicable contract. These represent funds that are segregated and maintained for the benefit of Separate Account contract-holders.

2.	RELATED-PARTY TRANSACTIONS

The following is a summary of material transactions with affiliates and other related parties.

Dividends/Distributions

Refer to Note 14 for disclosure of dividends paid by the Company.

Agreements and Other Transactions with Affiliates and Related Parties

The Company has a management services agreement with DLIC pursuant to which DLIC furnishes various investment, actuarial, and administrative services on a cost-reimbursement basis. Expenses incurred under this agreement amounted to approximately $4.9 million, $4.3 million, and $4.8 million for the years ended December 31, 2022, 2021, and 2020, respectively.

The Company is party to a federal tax allocation agreement with DLIC as the common parent of an affiliated group of companies, of which the Company is a member. Refer to Note 13.

The Company has an amended and restated investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. GPIM managed $2.3 million and $7.8 million of the Company’s investments as of December 31, 2022 and 2021.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

In March 2021, the Company purchased a non-affiliated bond from DLIC for $8.0 million.

In January 2020, the Company, as borrower, entered into a $50.0 million demand promissory note (the “Note”) with DLIC as lender. The Company’s borrowings under the Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with no commitment fees for any unused portion of the Note. There was no amount outstanding under the Note as of December 31, 2022 and 2021.

3.	BONDS AND PREFERRED STOCKS

The carrying value and fair value of the Company’s bonds and preferred stocks as of December 31, 2022 and 2021 were as follows:

	December 31, 2022
		Gross	Gross
	Carrying	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$17,062	$—	$(2,456)	$14,606
All Other Government:
U.S. States, Territories and Possessions (Direct and Guaranteed)	2,461	—	(283)	2,178
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	48,790	37	(6,029)	42,798
Industrial and Miscellaneous (Unaffiliated)	654,490	940	(101,060)	554,370
Hybrid Securities	36,325	3	(4,444)	31,884

Total Bonds	$759,128	$980	$(114,272)	$645,836

Preferred Stocks	$6,109	$—	$(478)	$5,631

	December 31, 2021
		Gross	Gross
	Carrying	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$18,215	$4,232	$(10)	$22,437
All Other Government:
U.S. States, Territories and Possessions (Direct and Guaranteed)	5,558	820	(4)	6,374
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	94,484	8,892	(193)	103,183
Industrial and Miscellaneous (Unaffiliated)	800,486	60,697	(2,803)	858,380
Hybrid Securities	45,217	3,319	(776)	47,760

Total Bonds	$963,960	$77,960	$(3,786)	$1,038,134

Preferred Stocks	$8,547	$425	$—	$8,972

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. The carrying value and fair value of bonds, other than ABS and MBS, as of December 31, 2022 by contractual maturity are as follows:

	December 31, 2022
	Carrying	Estimated
(In Thousands)	Value	Fair Value
Due In One Year or Less	$26,276	$26,544
Due After One Year Through Five Years	86,292	82,749
Due After Five Years Through Ten Years	123,125	107,702
Due After Ten Years	448,660	363,170

Total Before Asset and Mortgage-Backed Securities	684,353	580,165
Asset and Mortgage-Backed Securities	74,775	65,671

Total	$759,128	$645,836

Bonds included above with a carrying value of approximately $0.4 million at each year ended December 31, 2022 and 2021 were on deposit with the Department as required.

Investment grade bonds were 96.8% and 96.5% of the Company’s total bonds as of December 31, 2022 and 2021, respectively.

Exposure to any single issuer is less than 10% of net admitted assets.

Other-Than-Temporary-Impairments

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized is the difference between the amortized cost basis and the fair value of the security. In accordance with SSAP No. 43R, the amount of OTTI that is non-interest related shall be recorded through the AVR, and the amount of the OTTI that is interest related shall be recorded through the IMR.

If the Company does not intend to sell the LBSS, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no other than temporary impairments recorded in 2022, 2021, and 2020 on LBSS held pursuant to SSAP No. 43R.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. OTTI has occurred when it is probable that all amounts due according to the contractual terms will not be collected or when a decision to sell the bond at an amount below its carrying value has been made. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company performs quarterly procedures in determining whether a security is other than temporarily impaired. The process involves a screening of all securities with a fair value less than the amortized cost basis. As part of this screening, the Company also incorporates a monitor and watch list maintained by investment managers. Inclusion in this list may be driven by heightened risk of particular sectors driven by macro events or credit events on individual issuers or particular investments, such as a ratings downgrade. Based on the evidence, securities identified may be subject to further review to evaluate issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. Upon completion of this screening process, the relevant information is provided to the Company’s Asset Valuation Committee, which is composed of investment and finance professionals, to exercise judgment to conclude on whether there is OTTI.

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value. In 2022 and 2021, there was $0.1 million and $0.1 million of OTTI recognized for LBSS held as of December 31, 2022 and December 31, 2021, respectively, where the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities. In 2020, $0.7 million of OTTI was recognized based on an intent to sell aviation industry assets prior to year end or shortly afterwards.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The following tables analyze the Company’s investment positions with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2022 and 2021:

	2022
(In Thousands Except # of Securities)	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

Bonds:
U.S. Governments	2	$11,637	$(2,426)	1	$2,969	$(30)	3	$14,606	$(2,456)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	2,178	(283)	—	—	—	1	2,178	(283)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	31	31,216	(3,078)	15	9,734	(2,951)	46	40,950	(6,029)
Industrial and Miscellaneous (Unaffiliated)	352	340,722	(40,188)	157	191,454	(60,872)	509	532,176	(101,060)
Hybrid Securities	11	18,643	(1,933)	5	12,229	(2,511)	16	30,872	(4,444)

Total Bonds	397	$404,396	$(47,908)	178	$216,386	$(66,364)	575	$620,782	$(114,272)

Preferred Stocks	—	$—	$—	2	$1,522	$(478)	2	$1,522	$(478)

	2021
	Less than 12 months			12 months or more			Total
(In Thousands Except # of Securities)			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

Bonds:
U.S. Governments	1	$2,987	$(10)	1	$7	$—	2	$2,994	$(10)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	746	(4)	—	—	—	1	746	(4)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	7	6,401	(54)	3	1,951	(139)	10	8,352	(193)
Industrial and Miscellaneous (Unaffiliated)	89	150,512	(2,386)	13	10,824	(417)	102	161,336	(2,803)
Hybrid Securities	—	—	—	2	11,185	(776)	2	11,185	(776)

Total Bonds	98	$160,646	$(2,454)	19	$23,967	$(1,332)	117	$184,613	$(3,786)

The unrealized losses of $114.2 million on bonds as of December 31, 2022 are primarily attributable to higher interest rates and wider spread levels. As disclosed above, the Company’s bond portfolio consisted of 96.8% investment grade bonds as of December 31, 2022, which did not materially change from the 96.5% held at December 31, 2021. Full repayment of principal and interest is expected. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than par, which will equal amortized cost at maturity. Because the Company did not intend to sell these investments or lack the ability to hold them to recovery at December 31, 2022, these investments are not considered other-than-temporarily impaired.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Subprime Mortgage Related Risk Exposure

As of December 31, 2022, the Company had no indirect exposure to sub-prime loans. As of December 31, 2021, the Company had indirect exposure to sub-prime loans with a carrying value of $2.7 million, which represented approximately 0.2% of the Company’s total invested assets as of December 31, 2021.The Company’s overall exposure to sub-prime mortgage risk as of December 31, 2021 was as follows:

(In Thousands)	December 31, 2021
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$2,654	$2,654	$2,778

	$2,654	$2,654	$2,778

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases, where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loan’s values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the carrying value of the Company’s mortgage loan portfolio as of December 31, 2022 and 2021:

(In Thousands)	2022	2021
California	$—	$7,904
Florida	1,848	2,007
Georgia	—	15
Idaho	169	209
Illinois	10,471	10,587
Kansas	—	4,885
New York	2,153	9,474
General allowance for loan loss	(104)	(104)

Total Mortgage Loans on Real Estate	$14,537	$34,977

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2022 and 2021.

The Company made $6.9 thousand of additional investments in mortgage loans during the year ended December 31, 2021. No new investments in mortgage loans were made in 2022.

During the years ended December 31, 2022, 2021 and 2020, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss for the years ended December 31, 2022 and 2021. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $0.1 million at December 31, 2022 and 2021. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2022 and 2021, the Company individually and collectively evaluated loans with a gross carrying value of $14.6 million and $35.1 million, respectively.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2022 or 2021.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information regarding the Company’s mortgage loan portfolio is as follows:

	Farm	Residential		Commercial		Mezzanine	Total
(In Thousands)		Insured	All Other	Insured	All Other
As of December 31, 2022
Recorded Investment
Current	$—	$—	$—	$—	$14,641	$—	$14,641
As of December 31, 2021
Recorded Investment
Current	$—	$—	$—	$—	$35,081	$—	$35,081

The Company did not have any mortgages on real estate past due or mortgages accruing interest more than 90 days past due or interest reduced during 2022 or 2021 and the Company had no investments in impaired loans during 2022 or 2021.

Allowance for credit losses was as follows:

(In Thousands)	2022	2021
Balance at beginning of period	$104	$104
Recoveries of amounts previously charged off	—	—

Balance at end of period	$104	$104

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and loan to value ratio (‘LTV”). The following table shows the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2022 and 2021:

	2022
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$4,170	$—	$—	$4,170
60%-69.99%	—	—	10,471	10,471
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$4,170	$—	$10,471	$14,641

	2021
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$2,861	$8,948	$—	$11,809
60%-69.99%	12,685	10,587	—	23,272
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$15,546	$19,535	$—	$35,081

5.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, and mortgages, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from sales of all other investments are reported, net of tax, in the Company’s Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Realized Gains (Losses):
Bonds	$(6,491)	$2,033	$4,702
Preferred Stocks	43	—	—
Mortgage Loans on Real Estate	52	(33)	—
Other Invested Assets	276	—	—

Gross Realized (Losses) Gains	(6,120)	2,000	4,702
Capital Gains Tax (Benefit) Expense	(2,542)	917	987

Net Realized (Losses) Gains	(3,578)	1,083	3,715
Losses (Gains) Transferred to IMR (Net of Taxes)	4,763	(1,109)	(4,003)

Total	$1,185	$(26)	$(288)

Proceeds from sales and maturities of investments in bonds and preferred stock during 2022, 2021 and 2020 were $258.8 million, $456.5 million and $206.5 million, respectively, including non-cash transactions of $3.0 million, $38.1 million and $5.2 million, respectively. Gross gains during 2022, 2021 and 2020 were $2.3 million, $7.7 million and $6.7 million, respectively, and gross losses were $8.4 million, $3.4 million and $1.3 million, respectively.

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Changes in Net Unrealized Capital Gains (Losses)
Bonds	$(224)	$1	$—
Preferred Stocks	(946)	55	—
Common Stocks	—	—	(1)
Other invested assets	(2,093)	1,530	—

Subtotal	(3,263)	1,586	(1)
Deferred Capital Gains Tax	(685)	333	—

Total	$(2,578)	$1,253	$(1)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

6.	NET INVESTMENT INCOME

Major categories of net investment income for the years ended December 31, 2022, 2021, and 2020, respectively, are summarized as follows:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Bonds	$41,081	$45,183	$42,136
Preferred Stocks	422	449	1,138
Common Stocks (unaffiliated)	—	—	132
Mortgage Loans on Real Estate	1,538	2,260	2,686
Contract Loans	257	260	263
Cash, Cash Equivalents and Short-term Investments	412	18	229
Other Investment Income	2,182	1,041	515

Gross Investment Income	45,892	49,211	47,099
Investment Expenses	(2,523)	(2,887)	(3,021)

Net Investment Income	$43,369	$46,324	$44,078

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2022, 2021 and 2020.

7.	REINSURANCE

The Company participates in reinsurance with other insurance companies under a yearly renewable term or coinsurance basis to limit the loss exposure on certain risks associated with its products. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.The Company had no uncollectible reinsurance balances written off and no commutation of ceded reinsurance during the years ended December 31, 2022, 2021, and 2020, respectively.

Under one reinsurance agreement, certain of the Company’s universal life insurance policies were reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.4 million and $160.0 million at December 31, 2022 and 2021, respectively. Pursuant to another reinsurance agreement, the Company ceded 100% of the liabilities under its group insurance policies on an indemnity coinsurance basis.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Premiums and Annuity Considerations:
Direct	$23,684	$30,527	$30,752
Ceded	(15,458)	(18,451)	(17,501)

Net Premiums and Annuity Considerations	$8,226	$12,076	$13,251

Insurance and Other Individual Policy Benefits and Claims:
Direct	$65,548	$60,282	$62,221
Ceded	(22,257)	(19,218)	(16,443)

Net Policy Benefits and Claims	$43,291	$41,064	$45,778

8.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2022 and 2021, the Company had $1,213.0 million and $1,237.8 million, respectively, of insurance in force for which gross premiums were less than the net premiums according to the standard of valuation required by the State of New York. Reserves to cover the above insurance as of December 31, 2022 and 2021 totaled $43.9 million and $46.5 million, respectively.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2022 and 2021 were the changes in additional reserves held due to the variable annuity Regulation 213 (“Reg 213”) extra reserves and asset adequacy analysis testing. Direct VA Reg 213 extra reserves and asset adequacy reserves in the General Account were $134.4 million and $102.7 million at December 31, 2022 and 2021. Net VA Reg 213 and asset adequacy reserves were $97.4 million and $62.7 million at December 31, 2022 and 2021. Asset adequacy reserves in the non-insulated Separate Accounts were $15.0 million and $21.0 million at December 31, 2022 and 2021.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The details for other changes in reserves for the years ended December 31, 2022, 2021 and 2020 are as follows:

(In Thousands)	2022	2021	2020
Other changes in reserves
Reg. 213 & Asset/Liability Analysis	$7,773	$(12,958)	$(25,787)
Asset/Liability Analysis	$27,000	(7,000)	$—

Total - increase	$34,773	$(19,958)	$(25,787)

9.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

INDIVIDUAL ANNUITIES	December 31, 2022
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2022	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$244,526	$—	$244,526	21.4%
b. At Book Value Less Current Surrender Charge of 5% or More	427	—	—	427	—%
c. At Fair Value	—	—	505,074	505,074	44.2%

d. Total With Adjustment or at Market Value	$427	$244,526	$505,074	$750,027	65.6%
e. At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	357,621	—	—	357,621	31.3%
(2) Not Subject to Discretionary Withdrawal	32,193	—	2,894	35,087	3.1%

(3) Total (Gross: Direct and Assumed)	390,241	244,526	507,968	1,142,735	100.0%
(4) Reinsurance Ceded	—	—	—	—

(5) Total (Net)	$390,241	$244,526	$507,968	$1,142,735
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$285	$—	$—	$285

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

DEPOSIT-TYPE CONTRACTS	December 31, 2022
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2022	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$—	$—	$—	—%
b. At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c. At Fair Value	—	—	403	403	2.1%

d. Total With Adjustment or at Market Value	—	—	403	403	2.1%
e. At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
(2) Not Subject to Discretionary Withdrawal	19,024	—	—	19,024	97.9%

(3) Total (Gross: Direct and Assumed)	19,024	—	403	19,427	100.0%
(4) Reinsurance Ceded	—	—	—	—

(5) Total (Net)	$19,024	$—	$403	$19,427
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2022:

(In Thousands)	December 31, 2022
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$358,048
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	32,193
Exhibit 7, Deposit-Type Contracts	19,024

Subtotal General Account	$409,265
Separate Accounts Annual Statement:
Exhibit 3, Annuities Section, Total (net)	$749,600
Exhibit 3, Supplementary Contracts with Life Contingencies Section, Total (net)	2,894
Other contract deposit funds	403

Subtotal Separate Account	$752,897

Combined Total	$1,162,162

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

INDIVIDUAL ANNUITIES	December 31, 2021
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$270,061	$—	$270,061	19.8%
b. At Book Value Less Current Surrender Charge of 5% or More	2,798	—	—	2,798	0.2%
c. At Fair Value	—	—	669,689	669,689	49.1%

d. Total With Adjustment or at Market Value	2,798	270,061	669,689	942,548	69.1%
e. At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	385,650	—	—	385,650	28.3%
(2) Not Subject to Discretionary Withdrawal	31,895	—	3,888	35,783	2.6%

(3) Total (Gross: Direct and Assumed)	420,343	270,061	673,577	1,363,981	100.0%
(4) Reinsurance Ceded	—	—	—	—

(5) Total (Net)	$420,343	$270,061	$673,577	$1,363,981

(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$235	$—	$—	$235

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

DEPOSIT-TYPE CONTRACTS	December 31, 2021
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$—	$—	$—	—%
b. At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c. At Fair Value	—	—	596	596	3.0%

d. Total With Adjustment or at Market Value	—	—	596	596	3.0%
e. At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
(2) Not Subject to Discretionary Withdrawal	19,295	—	—	19,295	97.0%

(3) Total (Gross: Direct and Assumed)	19,295	—	596	19,891	100.0%
(4) Reinsurance Ceded	—	—	—	—

(5) Total (Net)	$19,295	$—	$596	$19,891

(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)	December 31, 2021
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$388,448
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	31,895
Exhibit 7, Deposit-Type Contracts	19,295

Subtotal General Account	$439,638
Separate Accounts Annual Statement:
Exhibit 3, Annuities Section, Total (net)	$939,750
Exhibit 3, Supplementary Contracts with Life Contingencies Section, Total (net)	3,888
Other contract deposit funds	596

Subtotal Separate Account	$944,234

Combined Total	$1,383,872

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

10.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account non-guaranteed products were as follows at December 31, 2022:

(In Thousands)	December 31, 2022
General Account	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	168,408	160,049	597,328
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	1,949	1,943	2,058
j. Miscellaneous Reserves	1,024	1,024	1,199
(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	1
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	2,421
e. Miscellaneous Reserves	XXX	XXX	81,006
Total (gross: direct + assumed)	171,381	163,016	684,013

Reinsurance Ceded	168,408	160,049	681,237

Total	$2,973	$2,967	$2,776

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	December 31, 2022
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	5,536	5,536	5,496
j. Miscellaneous Reserves	—	—	—
(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	5,536	5,536	5,496

Reinsurance Ceded	—	—	—

Total	$5,536	$5,536	$5,496

The Company had no life Separate Account products with guarantees at December 31, 2022.

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2022:

(In Thousands)	December 31, 2022

Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$2,712
Exhibit 5, Miscellaneous Reserves Section, Total (net)	64

Subtotal General Account	$2,776

Separate Accounts Annual Statement:
Exhibit 3, Life Insurance Section, Total (net)	$5,496

Subtotal Separate Account	$5,496

Combined Total	$8,273

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account non-guaranteed products were as follows at December 31, 2021:

(In Thousands)	December 31, 2021
General Account	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life
c. Universal Life with Secondary Guarantees	170,022	159,453	578,244
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	1,872	1,868	1,973
j. Miscellaneous Reserves	1,041	1,041	1,225
(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	1
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	2,707
e. Miscellaneous Reserves	XXX	XXX	86,595
Total (gross: direct + assumed)	172,935	162,362	670,745

Reinsurance Ceded	170,022	159,453	668,033

Total	$2,913	$2,909	$2,712

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	December 31, 2021
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	7,017	7,017	6,971
j. Miscellaneous Reserves	—	—	—
(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	7,017	7,017	6,971

Reinsurance Ceded	—	—	—

Total	$7,017	$7,017	$6,971

The Company had no life Separate Account products with guarantees at December 31, 2021.

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)	December 31, 2021
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$2,632
Exhibit 5, Miscellaneous Reserves Section, Total (net)	80

Subtotal General Account	$2,712
Separate Accounts Annual Statement:
Exhibit 3, Life Insurance Section, Total (net)	$6,971

Subtotal Separate Account	$6,971

Combined Total	$9,683

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

11.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life insurance and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for life contracts” in the Company’s Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statutory Statement of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Delaware Life (N.Y.) Variable Life

•	Delaware Life (N.Y.) Variable Annuity

•	Delaware Life (N.Y.) Market Value Adjusted Annuity

The Company has variable Separate Account assets that are legally insulated from the Company’s General Account, as well as non-insulated Separate Account assets that are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 4240 of the New York Insurance Laws.

The Company maintained Separate Account assets totaling $781.3 million and $1,028.4 million as of December 31, 2022 and 2021, respectively.    As of December 31, 2022 and 2021, the Company’s Separate Account statements included legally insulated assets of $519.7 million and $688.8 million, respectively.

The assets legally insulated and not legally insulated from the General Account as of December 31, 2022 were attributable to the following products:

(In Thousands)	December 31, 2022
Products	Legally Insulated Assets	Not-Legally Insulated Assets	Total

Delaware Life (N.Y.) Variable Life	$5,536	$—	$5,536
Delaware Life (N.Y.) Variable Annuity	514,169	—	514,169
Delaware Life (N.Y.) Market Value Adjusted Annuity	—	261,622	261,622

Total	$519,705	$261,622	$781,327

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	December 31, 2021
Products	Legally Insulated Assets	Not-Legally Insulated Assets	Total
Delaware Life (N.Y.) Variable Life	$7,017	$—	$7,017
Delaware Life (N.Y.) Variable Annuity	681,771	—	681,771
Delaware Life (N.Y.) Market Value Adjusted Annuity	—	339,584	339,584

Total	$688,788	$339,584	$1,028,372

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers from Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $5.6 million, $5.8 million, and $6.1 million were received by the General Account from the Separate Accounts during the years ended December 31, 2022, 2021 and 2020, respectively.

The Company’s General Account paid expenses for Separate Account guarantees of $488 thousand, $430 thousand and $207 thousand for each of the years ended December 31, 2022, 2021 and 2020 respectively.

The Company does not engage in securities lending transactions within its Separate Accounts.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

An analysis of the Separate Account reserves as of December 31, 2022 is as follows:

	December 31, 2022
(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Non-guaranteed Separate Accounts	Total
2022 Premiums, Considerations or Deposits	$2,130	$4,188	$6,318
Reserves at December 31, 2022
For Accounts With Assets at:
Fair Value	259,526	513,868	773,394
Amortized Cost	—	—	—

Total Reserves	$259,526	$513,868	$773,394

By Withdrawal Characteristics:
With Market Value Adjustment	$259,526	$—	$259,526
At Fair Value	—	510,974	510,974

Subtotal	259,526	510,974	770,500
Not Subject to Discretionary Withdrawal	—	2,894	2,894

Total	$259,526	$513,868	$773,394

An analysis of the Separate Account reserves as of December 31, 2021 is as follows:

	December 31, 2021
(In Thousands)	Nonindexed Guarantee Less Than/ Equal to 4%	Non-guaranteed Separate Accounts	Total
2021 Premiums, Considerations or Deposits	$2,963	$6,181	$9,144
Reserves at December 31, 2021
For Accounts With Assets at:
Fair Value	291,061	681,144	972,205
Amortized Cost	—	—	—

Total Reserves	$291,061	$681,144	$972,205

By Withdrawal Characteristics:
With Market Value Adjustment	$291,061	$—	$291,061
At Fair Value	—	677,256	677,256

Subtotal	291,061	677,256	968,317
Not Subject to Discretionary Withdrawal	—	3,888	3,888

Total	$291,061	$681,144	$972,205

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Below is the reconciliation of “Net transfers from Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Transfers to Separate Accounts	$6,318	$9,143	$9,987
Transfers from Separate Accounts	(48,714)	(112,496)	(126,577)

Net Transfers from Separate Accounts	(42,396)	(103,353)	(116,590)

Transfers from Separate Accounts net of reinsurance in the Statement of Operations	$(42,396)	$(103,353)	$(116,590)

12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and therefore, represents an exit price. Fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flow. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non-investment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value (“SSAP No. 100R”). The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair hierarchy are as follows:

Level 1: Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2: Fair value is based on quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3: Fair value is based on valuations derived from techniques in which one or more significant inputs are unobservable (supported by little or no market activity). Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Transfers in or out of any level are measured as of the beginning of the period. Pursuant to SSAP No. 100R, the Company is permitted to utilize net asset value (“NAV”) as a practical expedient to fair value for certain investments that qualify for such treatment. Investments reported at NAV are separately identified in the table below.

Valuation of Financial Instruments Held at Fair Value by Fair Value Hierarchy Levels

The following tables present the Company’s assets and liabilities measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2022 and 2021:

(In Thousands)	December 31, 2022
Description	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Preferred Stock - Unaffiliated Industrial and Miscellaneous	$—	$4,109	$—	$—	$4,109
Bonds - Unaffiliated
Hybrid securities	—	775	—	—	775
Other Invested Assets	—	553	—	—	553
Separate Accounts Assets (a) (b)	513,021	247,615	8,663	8,891	778,190

Total Assets at Fair Value	$513,021	$253,052	$8,663	$8,891	$783,627

(In Thousands)	December 31, 2021
Description	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Other Invested Assets	$—	$2,734	$5,124	$—	$7,858
Separate Accounts Assets (a) (b)	704,017	291,275	20,927	9,983	1,026,202

Total Assets at Fair Value	$704,017	$294,009	$26,051	$9,983	$1,034,060

(a)

Separate Account assets include invested assets carried at fair value, but exclude approximately $3.1 million and $2.2 million of investment income and receivables due at December 31, 2022 and 2021, respectively, which are included in Separate Account Assets in the Statutory Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.

(b)

Includes assets with a fair value of $8.9 million and $10.0 million at December 31, 2022 and 2021, respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2022 and 2021, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2022 and 2021.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The following tables summarize the changes in fair value of Level 3 financial instruments measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus for the years ended December 31, 2022 and 2021:

(In Thousands)
2022	Beginning Balance	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance
Assets
Bonds - Unaffiliated Industrial and Miscellaneous	$—	$51	$—	$—	$—	$—	$(51)	$—	$—
Other Invested Assets	5,124	—	(2,303)	301	(929)	141	(2,334)	—	—
Separate Accounts Assets	20,927	3,557	(7,517)	(675)	(1,973)	696	(799)	(5,553)	8,663

Total Assets	$26,051	$3,608	$(9,820)	$(374)	$(2,902)	$837	$(3,184)	$(5,553)	$8,663

(In Thousands)
2021	Beginning Balance	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance
Assets
Other Invested Assets	$4,340	$—	$—	$—	$784	$—	$(5,124)	$—	$—
Separate Accounts Assets	13,398	5,283	(265)	(342)	578	4,235	(230)	(1,730)	20,927

Total Assets	$17,738	$5,283	$(265)	$(342)	$1,362	$9,359	$(5,354)	$(1,730)	$26,051

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC designations.

At the beginning of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between levels.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Quantitative Information about Level 3 Fair Value Measurements

The following tables provide quantitative information about the significant unobservable inputs used for recurring assets measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus categorized within Level 3 for the years ended December 31, 2022 and 2021:

(In Thousands)
2022	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Assets:
Separate Accounts Assets	Matrix Pricing	Spreads	$8,246	39-99	74
	Market Pricing	Spreads	417	84-96	91

Total Assets			$8,663

(In Thousands)
2021	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Assets:
Other Invested Assets	Matrix Pricing	Spreads	$5,124	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	3,752	53-105	98
	Market Pricing	Quoted Prices	12,637	36-146	100

Total Assets			$21,513

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

For financial instruments, the carrying value and fair value or NAV, including level within the fair value hierarchy, at December 31, 2022 and 2021 are as follows:

(In Thousands)	2022
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$25,074	$25,074	$25,074	$—	$—	$—	$—
Bonds	645,835	759,128	—	600,072	45,763	—	—
Preferred Stocks	5,631	6,109	—	5,631	—	—	—
Mortgage Loans on Real Estate, Net of Allowance	13,660	14,537	—	13,660	—	—	—
Contract Loans	6,165	6,538	—	—	6,165	—	—
Other Invested Assets	19,069	24,477	—	16,052	3,017	—	—
Separate Account Assets	778,190	778,190	513,021	247,615	8,663	8,891	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(17,552)	(19,024)	—	—	(17,552)	—	—
Separate Account Liabilities	(403)	(403)	—	—	(403)	—	—

(In Thousands)	2021
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$44,073	$44,073	$44,073	$—	$—	$—	$—
Bonds	1,038,134	963,960	20,722	945,787	71,625	—	—
Preferred Stocks	8,972	8,547	—	8,972	—	—	—
Mortgage Loans on Real Estate, Net of Allowance	33,823	34,977	—	—	33,823	—	—
Contract Loans	7,589	6,206	—	—	7,589	—	—
Other Invested Assets	30,685	29,777	—	25,356	5,124	205	—
Separate Account Assets	1,026,202	1,026,202	704,017	291,275	20,927	9,983	—
Contract Holder Deposit Funds and Other Policyholder Liabilities	(20,112)	(19,295)	—	—	(20,112)	—	—
Separate Account Liabilities	(596)	(596)	—	—	(596)	—	—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments—The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Preferred stocks—The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. The fair value of surplus debenture uses third-party pricing services.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined with the same methodology described in Note 11. The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus represents amounts that are considered non-financial instruments.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Contract holder deposit funds - The fair value of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

13.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2022 and 2021.

The Inflation Reduction Act (“IRA”) was enacted on August 16, 2022 and included a new corporate alternative minimum tax (“CAMT”). The IRA and CAMT are effective for tax years beginning after 2022. The Company has not determined as of December 31, 2022 if it will be subject to the CAMT in 2023. The Company’s 2022 financial statements do not include the estimated impact of the CAMT because a reasonable estimate cannot be made.

The components of the Company’s DTAs and DTLs as of December 31, 2022 and 2021 were as follows:

(In Thousands)	December 31, 2022			December 31, 2021			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$26,766	$2,053	$28,819	$21,388	$3,132	$24,520	$5,378	$(1,079)	$4,299
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	26,766	2,053	28,819	21,388	3,132	24,520	5,378	(1,079)	4,299
Deferred Tax Assets Nonadmitted	4,024	277	4,301	—	—	—	4,024	277	4,301

Subtotal Net Admitted Deferred Tax Assets	22,742	1,776	24,518	21,388	3,132	24,520	1,354	(1,356)	(2)
Deferred Tax Liabilities	2,550	—	2,550	2,747	12	2,759	(197)	(12)	(209)

Net Admitted Deferred Tax Assets /(Net Deferred Tax Liabilities)	$20,192	$1,776	$21,968	$18,641	$3,120	$21,761	$1,551	$(1,344)	$207

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2022			December 31, 2021			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$1,203	$1,203	$—	$1,771	$1,771	$—	$(568)	$(568)
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From (a) above) After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	20,192	573	20,765	18,641	1,361	20,002	1,551	(788)	763
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	21,205	602	21,807	18,641	1,361	20,002	2,564	(759)	1,805
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	20,764	XXX	XXX	63,343	XXX	XXX	(42,579)
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From (a) and (b) above) Offset by Gross Deferred Tax Liabilities.	2,550	—	2,550	2,747	—	2,747	(197)	—	(197)

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total ((a) + (b) + (c))	$22,742	$1,776	$24,518	$21,388	$3,132	$24,520	$1,354	$(1,356)	$(2)

	2022	2021
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1202%	3349%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$138,429	$422,286

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The following table provides the impact of tax-planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation:

	December 31, 2022		December 31, 2021		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross DTAs and Net Admitted DTAs, by Tax Character as a Percentage
Adjusted Gross DTAs	$26,766	$2,053	$21,388	$3,132	$5,378	$(1,079)
Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%
Net Admitted Adjusted Gross DTAs	$22,742	$1,776	$21,388	$3,132	$1,354	$(1,356)
Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Because of the Impact of Tax Planning Strategies	56.75%	—%	56.30%	—%	0.45%	—%

The Company’s tax planning strategies include the use of reinsurance.

The Company has no temporary differences for which a DTL has not been established.

The following tables provide the significant components of the Company’s income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2022	December 31, 2021	December 31, 2020
Current Income Tax
Federal Income Tax Expense on Operations	$(4,139)	$8,081	$9,089
Federal Income Tax Expense on Net Capital Gains	(2,542)	917	987

Current Income Tax Expense	$(6,681)	$8,998	$10,076

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The significant components of DTAs and DTLs as of December 31, 2022 and 2021 were as follows:

(In Thousands)	December 31, 2022	December 31, 2021	Change
Deferred Tax Assets:
Ordinary:
Policyholder Reserves	$24,684	$19,563	$5,121
Deferred Acquisition Costs	1,810	1,394	416
Other	272	431	(159)

Subtotal	$26,766	$21,388	$5,378
Nonadmitted	4,024	—	4,024

Admitted Ordinary Deferred Tax Assets	$22,742	$21,388	$1,354

Capital:
Investments	$2,053	$3,132	$(1,079)

Subtotal	$2,053	$3,132	$(1,079)
Nonadmitted	277	—	277

Admitted Capital Deferred Tax Assets	1,776	3,132	(1,356)

Admitted Deferred Tax Assets	$24,518	$24,520	$(2)

Deferred Tax Liabilities:
Ordinary:
Investments	$1,949	$1,948	$1
Policyholder Reserves	595	792	(197)
Deferred and Uncollected Premiums	7	7	—

Subtotal	$2,551	$2,747	$(196)
Capital:
Other	$—	$12	$(12)

Subtotal	—	12	(12)

Deferred Tax Liabilities:	$2,551	$2,759	$(208)

Net Admitted Deferred Tax Assets / (Deferred Tax Liabilities)	$21,967	$21,761	$206

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2022	December 31, 2021	Change
Total Deferred Tax Assets	$28,819	$24,520	$4,299
Total Deferred Tax Liabilities	2,551	2,759	(208)

Net Deferred Tax Assets	$26,268	$21,761	$4,507
Tax Effect of Unrealized Gains/Losses			685

Change in Net Deferred Income Tax			$3,822

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before federal income taxes. The significant items causing this difference at December 31, 2022, 2021 and 2020 were as follows:

(In Thousands)	December 31, 2022			December 31, 2021			December 31, 2020
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate
Net Income Before Taxes	$(49,373)	$(10,368)	21.0%	$64,107	$13,462	21.0%	$72,023	$15,124	21.0%
Investment Related	(297)	(62)	0.1%	(3,204)	(673)	(1.0)%	(1,438)	(302)	(0.4)%
Tax Credits	(299)	(63)	0.1%	(2,154)	(452)	(0.7)%	—	—	0.0%
Change in Nonadmitted Assets	(46)	(10)	0.0%	(3)	(1)	0.0%	(3)	(1)	0.0%
Miscellaneous	2	—	0.0%	1	—	0.0%	—	(159)	(0.2)%

Total Statutory Income Taxes		$(10,503)	21.2%		$12,336	19.3%		$14,662	20.4%

Federal and Foreign Income Taxes Incurred		$(6,681)	13.5%		$8,998	14.1%		$10,076	14.0%
Change in Net Deferred Income Taxes		(3,822)	7.7%		3,338	5.2%		4,586	6.4%

Total Statutory Income Taxes		$(10,503)	21.2%		$12,336	19.3%		$14,662	20.4%

At December 31, 2022 and 2021, the Company had no net operating loss, capital loss, or foreign tax credit carryforwards.

At December 31, 2022, the following were capital gain income tax expenses incurred that will be available for recoupment in the event of future net capital losses (gains):

(In Thousands)
Year	Amount
2022	$—
2021	$1,485
2020	$—

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Tax years prior to 2019 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is currently not under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2022 and 2021.

As of December 31, 2022, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2022 and 2021. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2022, 2021 and 2020. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2022.

The following companies are included in the consolidated return filing:

•	Group 1001, Inc.

•	Group 1001 Insurance Holdings, LLC

•	Group 1001 Services, Inc.

•	Delaware Life (Bermuda) Holdings, Inc.

•	Delaware Life Insurance Company

•	Delaware Life Insurance Company of New York

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Clear Spring Health (GA), Inc.

•	Clear Spring Health (SC), Inc.

•	Clear Spring Health Community Care, Inc.

•	Clear Spring Health (VA), Inc.

•	Clear Spring Health of Illinois, Inc.

•	Clear Spring Health Holdings, LLC

•	Clear Spring Health Management Services, LLC

•	Lackawanna Casualty Company

•	Lackawanna American Insurance Company

•	Lackawanna National Insurance Company

•	Clear Spring PC Acquisition Corp.

•	Clear Spring PC Holdings, LLC

•	Clear Spring Property and Casualty Company

A written tax allocation agreement has been approved by the state of domicile of each participating insurance company or health maintenance organization. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

14.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2022 and 2021, the Company had 6,001 shares issued, authorized and outstanding with a par value of $350 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The New York Insurance Law permits a domestic stock life insurer to distribute dividends out of earned surplus without prior notice to the Department when the aggregate amount of such dividends in a calendar year does not exceed the greater of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations, excluding realized capital gains, and not to exceed 30% of its surplus to policyholders, so long as the net gain from operations excluding realized capital gains for the immediately preceding year is not negative. Alternatively, a domestic stock life insurance company may distribute dividends without prior notice to the Department when the total amount of such dividends does not exceed the lesser of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations of the immediately preceding year, not including realized capital gains. The Department may limit or disallow a distribution of dividends if an insurer’s surplus to policyholders is not reasonable in relation to the Company’s outstanding liabilities or if the Company is financially distressed.

On November 15, 2022, the Department approved a $200.0 million extraordinary cash dividend to DLIC which was paid by the Company in December 2022. Additionally, in May 2022, the Company paid a $54.0 million ordinary cash dividend to DLIC, and, in October 2021, the Company paid a $58.2 million ordinary dividend to DLIC. No dividends were paid in 2020.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $(0.1) million and $3.2 million at December 31, 2022 and 2021.

Risk-Based Capital

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2022 and 2021.

In addition, the Company was required to maintain its Total Adjusted Capital in an amount not less than 450% of Authorized Control Level RBC (“ACL RBC”) within the meaning of New York Insurance Law §1322 for a period of seven years following its change of control on August 2, 2013. If the Company’s ACL RBC fell below this minimum, additional contributions of capital would be required to be made such that the Company’s ACL RBC level is restored to a minimum ratio of 450%. In connection with the 2013 change of control, a trust account was established to ensure a source of funds for any such required capital contributions. The Company’s ACL RBC ratio exceeded 450% as of December 31, 2020, the last year during which this undertaking was in effect.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

15.	COMMITMENTS AND CONTINGENT LIABILITIES

Lease Commitments

The Company leases space for a New York office that had an initial expiration date of January 31, 2021 but was amended in September 2020 and February 2022 to extend the term. The base rent for the first six months of the extension period from August to December 2022 was abated. Rental expenses under this lease for 2022, 2021 and 2020 was $0.5 million, $0.8 and $0.8 million, respectively. A portion of the expense in 2021 was reimbursed by an affiliate using part of the space.

At December 31, 2022, the minimum aggregate lease commitments, for the next five years and thereafter, are as follows:

(In Thousands)
Year Ending December 31,	Operating Leases
2023	$734.2
2024	734.2
2025	734.2
2026	734.2
2027	734.2
Thereafter	1,218.5

Aggregate Total All Future Years	$4,889.6

Guaranty Fund Assessments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by the state insurance guaranty association for certain obligations of insolvent insurance companies to policyholders and claimants. The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $1.0 million for guaranty fund assessments as of December 31, 2022 and 2021. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2022 and 2021, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Litigation and Other Matters

The Company is involved in various lawsuits in the normal course of business. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

16.	SUBSEQUENT EVENTS

The Company has evaluated events or transactions that occurred from January 1, 2023 to April 26, 2023, the date these financial statements were available to be issued. There have been no Type I or Type II events or transactions that occurred subsequent to December 31, 2022 having a material effect on the financial statements.

Information Security Incident

Beginning on February 9, 2023, the Company was alerted to the existence of sophisticated ransomware on its information technology infrastructure. The Company immediately launched an investigation to determine the full scope of this information security incident, and a team of third-party forensic experts was engaged to assist in the investigation, which is ongoing. The Company may be subject to subsequent investigations, fines, and/or penalties, as well as other legal claims and actions related to this incident. While the likelihood of one or more of these outcomes is reasonably possible, the amount of such fines, penalties, or other costs, if any, cannot be reasonably estimated at this time. Based on the information currently known, the Company does not believe that this incident will have a material impact on its business, results of operations, or financial condition. The Company continues to investigate and assess the incident, including costs, expenses, and insurance coverage.